UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

HUBSPOT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 25, 2024

Dear Fellow Stockholders:

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of HubSpot, Inc. (“HubSpot”) to be held on Tuesday, June 11, 2024 at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online.

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement.

Pursuant to the Securities and Exchange Commission (“SEC”) rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials. On or about April 25, 2024, we will begin mailing to our stockholders a Notice of Internet Availability (the “Notice”) containing instructions on how to access or request a copy of our Proxy Statement for the 2024 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2023.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet or at the Annual Meeting or, if you requested printed copies of proxy materials, you also may vote by mailing a proxy card or voting by telephone. Please review the instructions on the Notice or on the proxy card regarding your voting options.

Thank you for being a HubSpot stockholder. We look forward to seeing you at our Annual Meeting.

Sincerely,

Brian Halligan

Co-founder and Executive Chairperson

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the virtual Annual Meeting, whether or not you plan to attend the virtual Annual Meeting, please vote your shares as promptly as possible over the Internet by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the Annual Meeting and save HubSpot the extra expense associated with additional solicitation. If you hold your shares through a broker, your broker is not permitted to vote on your behalf on (1) the election of directors, (2) the non-binding, advisory vote to approve the compensation of our named executive officers, (3) the vote to approve the HubSpot, Inc. 2024 Stock Option and Incentive Plan, or (4) the vote to amend the HubSpot, Inc. Seventh Amended and Restated Certificate of Incorporation to limit the liability of certain officers in certain circumstances as permitted pursuant to recent amendments to Delaware law, unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet). For your vote to be counted, you will need to communicate your voting decision before the date of the Annual Meeting. Voting your shares in advance will not prevent you from attending the virtual Annual Meeting, revoking your earlier submitted proxy or voting your stock during the virtual Annual Meeting.

HUBSPOT, INC.

2 Canal Park

Cambridge, MA 02141

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that HubSpot, Inc. will hold its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, June 11, 2024 at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/HUBS2024 and entering your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials mailed to you). The purpose of the Annual Meeting will be the following:

•
To elect three Class I directors, Brian Halligan, Ron Gill, and Jill Ward, to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal;
•
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
•
To conduct a non-binding, advisory vote to approve the compensation of our named executive officers;
•
To approve the HubSpot, Inc. 2024 Stock Option and Incentive Plan;
•
To approve an amendment of the Company’s Seventh Amended and Restated Certificate of Incorporation to limit the liability of certain officers in certain circumstances as permitted pursuant to recent amendments to Delaware law; and
•
To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

Only stockholders of record at the close of business on April 15, 2024 are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on April 15, 2024 or hold a valid proxy for the Annual Meeting.

For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled “Voting” beginning on page 1 of this Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By Order of the Board of Directors,

Alyssa Harvey Dawson

Chief Legal Officer and Secretary

Cambridge, Massachusetts

April 25, 2024

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING
OF STOCKHOLDERS

ADDITIONAL INFORMATION RELATING TO EXECUTIVE COMPENSATION PROGRAM	40

2023 Potential Payments upon Termination or Change in Control	40
CEO Pay Ratio	41
Pay Versus Performance	42
Report of the Compensation Committee of the Board of Directors	49

RELATED PERSON TRANSACTIONS	50

Certain Relationships and Transactions	50
Policies and Procedures for Related Person Transactions	51

PROPOSAL ONE - ELECTION OF DIRECTORS	52

PROPOSAL TWO - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

PROPOSAL THREE – NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	56

PROPOSAL FOUR – APPROVAL OF HUBSPOT, INC. 2024 STOCK OPTION AND INCENTIVE PLAN	57

PROPOSAL FIVE – APPROVAL OF AN AMENDMENT TO OUR SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY IN CERTAIN CIRCUMSTANCES AS PERMITTED PURSUANT TO RECENT AMENDMENTS TO THE DELAWARE GENERAL CORPORATION LAW	63

TRANSACTION OF OTHER BUSINESS	65

ADDITIONAL INFORMATION	65

APPENDIX A - RECONCILIATION OF NON-GAAP OPERATING INCOME AND RECONCILIATION OF CONSTANT CURRENCY REVENUE GROWTH	A-1

APPENDIX B - HUBSPOT, INC. 2024 STOCK OPTION AND INCENTIVE PLAN	B-1

APPENDIX C - CERTIFICATE OF AMENDMENT TO THE SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HUBSPOT, INC.	C-1

ABOUT THE ANNUAL MEETING

Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of Internet Availability of Proxy Materials (the “Notice”). The Annual Meeting will be conducted via live audio webcast this year.

If you are a stockholder of record as of the close of business on April 15, 2024, the record date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/HUBS2024 and entering your 16-digit control number (included on the Notice). We made this Proxy Statement available to stockholders beginning on April 25, 2024. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time on Tuesday, June 11, 2024. We encourage participants to access the meeting prior to the start time. Online check-in will begin 15 minutes prior to the start of the Annual Meeting, at 8:45 a.m. Eastern Time, and participants should allow ample time for check-in procedures.

In this Proxy Statement, the terms “HubSpot,” “the company,” “we,” “us,” and “our” refer to HubSpot, Inc. The mailing address of our principal executive offices is HubSpot, Inc., 2 Canal Park, Cambridge MA 02141.

Internet Availability of Proxy Materials

We are providing access to our proxy materials over the Internet. On or about April 25, 2024, we mailed the Notice to stockholders, unless they requested a printed copy of proxy materials. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

Record Date	April 15, 2024

Quorum

A majority of the shares of all issued and outstanding stock entitled to vote on the record date must be present in person or by remote communication at the Annual Meeting or represented by proxy to constitute a quorum. A quorum will be present if 25,456,334 shares of our common stock are present in person or by remote communication or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

Shares Outstanding	50,912,667 shares of common stock outstanding as of April 15, 2024.

Voting	There are four ways a stockholder of record can vote:

(1) By Internet before the Annual Meeting: You may vote over the Internet by following the instructions provided in the Notice.

(2) By Internet during the Annual Meeting: You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Please have your Notice in hand when you access the website and then follow the instructions.

(3) By Telephone: You can vote by telephone by following the instructions provided in the Notice.

(4) By Mail: If you requested printed copies of proxy materials, you can vote by mailing your proxy as described in the proxy materials.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern Time on June 10, 2024. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you are a stockholder who holds shares through a brokerage firm, bank, trust, or other similar organization (that is, in “street name”), please refer to the instructions from the broker or organization holding your shares.

2024 PROXY STATEMENT | HubSpot, Inc. 1

Annual Meeting Participation

If you are a stockholder as of the record date and have logged in using your 16-digit control number, you may submit a question at any point during the meeting (until the floor is closed to questions) by typing your question into the “Ask a Question” field, and clicking “Submit.” Stockholder questions or comments are welcome, but we will only answer questions pertinent to Annual Meeting matters, subject to time constraints. While we value stockholder engagement, questions regarding personal matters and statements of advocacy are not pertinent to Annual Meeting matters and therefore will not be addressed during the Annual Meeting. Questions or comments that are substantially similar may be grouped and answered together to avoid repetition. The audio broadcast of the Annual Meeting will be archived at www.virtualshareholdermeeting.com/HUBS2024 for one year.

Technical Issues During the Meeting

The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should give themselves plenty of time to log in and ensure they have a strong internet connection, and they can hear streaming audio prior to the start of the meeting.

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion.

Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/HUBS2024.

Revoking Your Proxy

Stockholders of record may revoke their proxies by attending and voting during the Annual Meeting, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is counted or by voting again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted). If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals

Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting:

For Proposal One, the election of directors, each nominee that receives a majority of votes properly cast will be elected as a director.

For Proposal Two, a majority of the votes properly cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

For Proposal Three, a majority of the votes properly cast is required to approve the compensation of our named executive officers. Since this proposal is an advisory vote, the result will not be binding on our Board, the Compensation Committee of our Board, or the company. However, the Board values input from stockholders, and the Compensation Committee will consider the outcome of the vote when making future decisions regarding the compensation of our named executive officers.

For Proposal Four, a majority of the votes properly cast is required to approve the HubSpot, Inc. 2024 Stock Option and Incentive Plan.

For Proposal Five, the affirmative vote of a majority of the outstanding shares of capital stock is required to amend the HubSpot, Inc. Seventh Amended and Restated Certificate of Incorporation to limit the liability of certain officers in certain circumstances as permitted pursuant to recent amendments to Delaware law.

2024 PROXY STATEMENT | HubSpot, Inc. 2

Effect of Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Abstentions are not considered votes cast and therefore have no effect on Proposals One, Two, Three, or Four. Abstentions will have the same effect as a vote AGAINST Proposal Five.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on “routine” matters, but do not have discretion to vote such uninstructed shares on “non-routine” matters. Only Proposal Two, the ratification of the appointment of PricewaterhouseCoopers LLP, is considered a “routine” matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted with regard to Proposals One, Three, Four, or Five unless you affirmatively provide the broker instructions on how to vote. Broker non-votes will have no effect on the outcome of Proposals One, Three, and Four. Broker non-votes will have the same effect as a vote AGAINST Proposal Five.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of each of the nominees for directors, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, FOR the non-binding, advisory vote to approve the compensation of our named executive officers, FOR the approval of HubSpot, Inc. 2024 Stock Option and Incentive Plan, and FOR the approval of an amendment of the HubSpot, Inc.’s Seventh Amended and Restated Certificate of Incorporation to limit the liability of certain officers in certain circumstances as permitted pursuant to recent amendments to Delaware law. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Additional Solicitation/Costs

We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

We have retained Innisfree M&A Incorporated (the “Proxy Solicitor”) to aid in soliciting proxies and advise on certain matters relating to the Annual Meeting for a fee of $30,000 plus costs and expenses. In addition, the Proxy Solicitor and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Householding

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2023, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write

2024 PROXY STATEMENT | HubSpot, Inc. 3

to us at Investor Relations at HubSpot, Inc., 2 Canal Park, Cambridge, MA 02141 or call (888) 482-7768. If you want to receive separate copies of the Notice, Proxy Statement, or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

Questions on Voting

If you have any questions or need assistance voting, please call our proxy solicitor, Innisfree M&A Incorporated:

Stockholders may call toll free: 877-750-0637

Banks and Brokers may call collect: 212-750-5833

2024 PROXY STATEMENT | HubSpot, Inc. 4

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our Board and executive officers and sets forth their current position(s) at HubSpot and their ages as of April 25, 2024:

Name	Age	Position
Executive Officers
Yamini Rangan	50	Chief Executive Officer, President, and Director
Kate Bueker	53	Chief Financial Officer and Treasurer
Brian Halligan	56	Co-founder and Executive Chairperson of the Board
Alyssa Harvey Dawson	54	Chief Legal Officer and Secretary
Dharmesh Shah	56	Co-founder, Chief Technology Officer, and Director
Directors
Andrew Anagnost	59	Director
Nick Caldwell	42	Director
Ron Gill	58	Director
Claire Hughes Johnson	51	Director
Lorrie M. Norrington	64	Lead Independent Director
Jay Simons	51	Director
Jill Ward	63	Director

Set forth below are the biographies of each executive officer and director, as well as information regarding each such person’s business experience, director positions held currently or at any time during the last five years, and, for directors, the experiences, qualifications, attributes or skills that caused the Nominating, Governance, and Sustainability Committee to determine that the person is qualified to serve as a director of the company. We believe that each of our executive officers and directors has a reputation for integrity, honesty, and adherence to high ethical standards.

Yamini Rangan has served as our Chief Executive Officer, President and a member of our Board since September 2021. She previously served as our Chief Customer Officer between January 2020 and September 2021. Ms. Rangan joined HubSpot from Dropbox, Inc., where she served as chief customer officer from August 2018 to January 2020 and as vice president, business strategy and operations, from January 2016 to August 2018. Before Dropbox, she was vice president of sales strategy and operations at Workday from 2013 to 2015. Ms. Rangan also held several customer-facing leadership roles in strategy, pre-sales and value-based selling at SAP. Ms. Rangan also served on the board of directors of Splunk Inc. from April 2023 until its acquisition by Cisco Systems, Inc. in March 2024. We believe Ms. Rangan is qualified to serve as a director on our Board due to her deep operating and customer experience, as well as her service as our Chief Executive Officer.

Kate Bueker has served as our Chief Financial Officer since June 2018. Ms. Bueker has also served on Procore Technologies, Inc.’s board of directors since April 2021. Prior to joining HubSpot, Ms. Bueker held numerous financial leadership roles from 2007 to 2018 at Akamai Technologies, Inc., most recently as senior vice president of business finance and operations at Akamai from July 2017 to June 2018. Prior to joining Akamai, Ms. Bueker spent almost 10 years in investment banking at The Blackstone Group, UBS, Credit Suisse and Donaldson, Lufkin & Jenrette.

Brian Halligan is the co-founder and Executive Chairperson of the company. He has served as a member of our Board since 2005, as Chairperson since 2014, and previously served as our chief executive officer from 2005 until September 2021. Mr. Halligan is also an author and a senior lecturer at the Massachusetts Institute of Technology, as well as a senior advisor at Sequoia Capital. Prior to founding HubSpot, Mr. Halligan worked as the vice president of sales of Groove Networks, which was later acquired by Microsoft Corporation. Mr. Halligan served on the board of directors of Fleetmatics Group, a global provider of fleet management solutions until its acquisition by Verizon Communications Inc. in November 2016. Mr. Halligan has served as a general partner of Propeller Ventures since October 2022. We believe Mr. Halligan is qualified to serve as a director on our Board due to his knowledge of HubSpot and our business and his prior service as our Chief Executive Officer.

2024 PROXY STATEMENT | HubSpot, Inc. 5

Alyssa Harvey Dawson has served as our Chief Legal Officer and Corporate Secretary since November 2022. Ms. Harvey Dawson has served on the board of directors of AppLovin Corporation since November 2021 and has been a member of the board of directors of the BSA|Software Alliance since December 2023. Prior to joining HubSpot, Ms. Harvey Dawson was chief legal officer of Gusto, Inc. from August 2020 to November 2022. Previously, from June 2017 to July 2020, she was general counsel at Alphabet’s Sidewalk Labs. Prior to Sidewalk Labs, Ms. Harvey Dawson held senior legal positions with Harman International, Netflix, Inc. and Autodesk, Inc.

Dharmesh Shah is the co-founder of the company and has served as our Chief Technology Officer and a member of our Board since 2006. Prior to founding HubSpot, he was the founder and chief executive officer of Pyramid Digital Solutions, a software company, which was acquired by SunGard Data Systems in 2005. Mr. Shah is also an author and angel investor. We believe Mr. Shah is qualified to serve as a director on our Board due to his knowledge of the company and our business and his service as our Chief Technology Officer.

Andrew Anagnost has served as a member of our Board since August 2023. Dr. Anagnost has served as President, Chief Executive Officer and a member of the board of directors of Autodesk, Inc. (“Autodesk”) since June 2017. Since joining Autodesk in 1997, Dr. Anagnost has served in various roles, including as its co-chief executive officer from February 2017 to June 2017, chief marketing officer from December 2016 to June 2017, and senior vice president, business strategy & marketing, from March 2012 to June 2017. Prior to joining Autodesk, he was employed at Lockheed Aeronautical Systems Company and EXA Corporation. Dr. Anagnost’s career spans more than 25 years of product, business, and marketing experience focused on driving strategy, transformation, and product development. We believe Dr. Anagnost is qualified to serve as a director on our Board due to his extensive industry experience, global expertise, and knowledge of building software platforms and ecosystems.

Nick Caldwell has served as a member of our Board since January 2021. Mr. Caldwell has also served as the Chief Product Officer for Peloton Interactive, Inc. overseeing a 1000-person multi-discipline team, since September 2023. He was previously vice president of engineering for Consumer Products at Twitter, Inc. from June 2020 to December 2021, and general manager for Core Technologies from December 2021 to November 2022. From October 2018 to June 2020, Mr. Caldwell served as chief product officer for Looker Data Sciences, Inc., a business intelligence firm acquired by Google in 2020. Prior to that, Mr. Caldwell held the position of vice president of engineering for Reddit from October 2016 to October 2018. Mr. Caldwell also spent fifteen years at Microsoft and held various positions, most recently as general manager for the Power BI product organization. We believe Mr. Caldwell is qualified to serve as a director on our Board due to his technical expertise and extensive experience in scaling product organizations.

Ron Gill has served as a member of our Board since June 2012. Mr. Gill has served as an operating partner of Lead Edge Capital, a growth equity investment firm, since June 2018. Mr. Gill has also served as a director of Amplitude, Inc. since June 2019. From 2007 to 2017, Mr. Gill held multiple positions at NetSuite, Inc., including chief financial officer from 2010 until 2017, including through NetSuite’s acquisition by Oracle in 2016. Prior to joining NetSuite, Mr. Gill was vice president, finance at Hyperion Solutions. Previously, he held a variety of financial positions with several technology companies, including SAP, Dell Technologies Inc. and Sony Group Corporation. Mr. Gill qualifies as an “audit committee financial expert” under the Securities and Exchange Commission (the “SEC”) guidelines. We believe Mr. Gill is qualified to serve as a director on our Board due to his broad industry experience and extensive financial leadership experience.

Claire Hughes Johnson has served as a member of our Board since March 2022. Since April 2021, Ms. Hughes Johnson has served as a corporate officer and advisor for Stripe, Inc. Ms. Hughes Johnson previously served as Stripe’s chief operating officer from October 2014 until April 2021. During her time at Stripe, she led business operations, sales, marketing, customer support, risk, real estate, and all of its people functions. Prior to Stripe, Ms. Hughes Johnson spent ten years at Google, Inc. leading sales and operations teams and in general management roles leading product, engineering, sales and operations. Ms. Hughes Johnson has served on the board of directors of Ameresco, Inc. since July 2021 and on the board of directors of Aurora Innovation, Inc. since January 2022. We believe Ms. Hughes Johnson is qualified to serve as a director on our Board due to her extensive operating and leadership experience in fast-growing technology businesses and her deep experience leading go-to-market teams.

2024 PROXY STATEMENT | HubSpot, Inc. 6

Lorrie M. Norrington has served as a member of our Board since September 2013. Ms. Norrington has served as an operating partner of Lead Edge Capital, a growth equity investment firm, since 2012. Ms. Norrington has served on the board of directors of Autodesk, Inc. since 2011, Colgate-Palmolive Company since 2015, and Asana, Inc. since July 2019, and also previously served on the boards of directors of Eventbrite, Inc. from April 2015 to August 2020, Duo Security from October 2017 to October 2019, Signal Sciences from December 2018 to October 2020, Shopping.com, McAfee, Lucasfilm and DIRECTV. In addition, Ms. Norrington has served as a director of Ancestry since March 2021. From 2005 to 2010, Ms. Norrington served in several senior management roles at eBay, Inc., including president of global marketplaces, chief executive officer of Shopping.com, senior vice president of Intuit, and General Electric Company. We believe Ms. Norrington is qualified to serve as a director on our Board due to her broad industry experience, including over 40 years of operating experience in technology, software and internet businesses, and her experience as a current and former director of other public companies.

Jay Simons has served as a member of our Board since January 2017. Mr. Simons has been a general partner at Bond Capital Management LP since November 2020. He previously served as a director of

Dragoneer Growth Opportunities Corp. I from July 2020 to July 2021, of Dragoneer Growth Opportunities Corp. II from November 2020 to December 2021, and of Dragoneer Growth Opportunities Corp. III from March 2021 until April 2023. Mr. Simons served in various executive roles at Atlassian Corporation Plc, including as its president from 2011 until July 2020 and as vice president of sales and marketing from June 2008 until August 2011. From October 2005 to May 2008, Mr. Simons served in various roles, including vice president, marketing, at BEA Systems, Inc. an enterprise software company, which was acquired by Oracle Corporation in 2008. From 1998 to 2005, he served in various roles, including vice president, product marketing & strategy, at Plumtree Software, Inc., a web software company, which was acquired by BEA Systems, Inc. in 2005. We believe Mr. Simons is qualified to serve as a director on our Board due to his experience implementing a high-velocity, low-touch sales model, his experience moving to a multi-product platform and his experience with global expansion.

Jill Ward has served as a member of our Board since October 2017. Ms. Ward has also served on the board of directors of Informatica Inc. since May 2021, and Dynatrace, Inc. since September 2019. From October 2018 to February 2020, Ms. Ward served as an operating partner of Lead Edge Capital, a growth equity investment firm. From December 2018 to October 2019, she served as a director of Carbon Black Inc. In 2018, she served as a director of Adaptive Insights, which was acquired by Workday, Inc. in 2018. Ms. Ward previously served as president and chief operating officer of Fleetmatics from 2015 until its acquisition by Verizon Communications Inc. in 2016. From 2001 to 2014, Ms. Ward served as vice president and then senior vice president and general manager at Intuit Inc. Prior to 2001, Ms. Ward’s experience included leadership roles at Fidelity Investments and Bain & Company. We believe Ms. Ward is qualified to serve as a director on our Board due to her experience leading and scaling technology businesses, her skills at building customer and partner relationships, and her experience as a director on other public company boards.

2024 PROXY STATEMENT | HubSpot, Inc. 7

CORPORATE GOVERNANCE

Board Independence

The Board believes, and our Corporate Governance Guidelines dictate, that the Board should consist of a majority of independent directors. At least annually, the Board evaluates all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, the Board then makes an annual determination of whether each director is independent within the meaning of the New York Stock Exchange’s (the “NYSE”), the SEC’s, and our applicable committees’ independence standards.

The Board has determined that, except for Ms. Rangan and Messrs. Halligan and Shah as executive officers of the company, each of our current directors has no material relationship with HubSpot that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making that determination, the Board considered all relevant facts and circumstances, including (but not limited to) the director’s commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. In addition, the Board has determined that each of our directors is “independent” within the meaning of the director independence standards of the NYSE, other than Ms. Rangan and Messrs. Halligan and Shah, who currently serve as executive officers of the company.

Further, the Board has determined that each member of each of the committees of the Board is independent within the meaning of the NYSE’s, the SEC’s, and our applicable committees’ independence standards, including Rule 10a-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Under our Corporate Governance Guidelines, the Board has the authority to fill the Chairperson and Chief Executive Officer (“CEO”) positions based on the Board’s view of what is in the best interests of the company. The CEO and Chairperson may, but need not be, the same person. Additionally, if the Chairperson is not an independent director, then the non-management directors shall annually elect one independent director to serve as the Lead Independent Director. The Board annually reviews its leadership structure to assess what best serves the interests of HubSpot and our stockholders at the time.

Currently, the roles of Chairperson and CEO are separated. As Executive Chairperson, Mr. Halligan plays a meaningful role in driving the company’s long-term strategy, including partner and product strategy. As the former Chairperson, CEO and President of the company until September 7, 2021, he also serves as a mentor and coach to the CEO.

Because Mr. Halligan is our co-founder and continues to be employed by the company, the Board does not consider Mr. Halligan to be “independent” in his role as Executive Chairperson of the Board or in his prior role as Chairperson of the Board. Therefore, in September 2013, the Board designated Ms. Norrington as Lead Independent Director, who provides an effective independent voice in our leadership structure. As Lead Independent Director, Ms. Norrington presides over meetings of the Board at which the Chairperson is not present, facilitates information flow and communication between the directors and the Chairperson, holds executive sessions with the independent directors and performs such additional duties as determined by the Board.

The Board believes that its current leadership structure, coupled with an emphasis on Board independence, provides effective independent oversight of management while allowing both the Board and management to benefit from Mr. Halligan’s leadership and years of experience in HubSpot’s business, as well as Ms. Rangan’s deep operating and customer experience. We believe the company-specific experience and expertise of Mr. Halligan and Ms. Rangan, together with the outside experience, oversight, and expertise of our independent directors, allow for differing perspectives and roles regarding strategy development that benefit our stockholders. This structure enables Mr. Halligan to act as the key link between the Board and other members of management. Given the strength of our business, operational and financial performance, the Board believes that stockholders are best served by this leadership structure.

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Board and Committee Meetings

The Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring their approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend meetings to report on and discuss their areas of responsibility. During 2023, the Board held eight meetings. The Board has three standing committees:

•
the Audit Committee, which held eight meetings in 2023;
•
the Compensation Committee, which held six meetings in 2023; and
•
the Nominating, Governance, and Sustainability Committee, which held six meetings in 2023.

Each of the current directors of the Board attended at least 75% of all meetings of the Board and meetings of committees of our Board upon which they served during 2023. The Board regularly holds executive sessions of the non-management directors as well as the independent directors. Executive sessions of non-management directors do not include employee directors, and executive sessions of independent directors do not include directors who do not qualify as independent under NYSE and SEC rules.

It is our policy that members of our Board are encouraged to attend annual meetings of our stockholders. All members of our Board attended the 2023 annual meeting of our stockholders.

Corporate Governance Policies and Committee Charters

The company and the Board regularly review and evaluate the company’s corporate governance practices. The Board has adopted Corporate Governance Guidelines to assist and guide its members in the exercise of its responsibilities. These guidelines should be interpreted in accordance with any requirements imposed by applicable federal or state law or regulation, the NYSE and our certificate of incorporation and amended and restated bylaws (“bylaws”).

In addition, we have adopted a Code of Business Conduct and Ethics (a/k/a our Code of Use Good Judgment) that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. We intend to disclose any amendment or waiver of a provision of the Code of Use Good Judgment that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website (available at http://www.hubspot.com) and/or in our public filings with the SEC.

The Board has also adopted a written charter for the Audit Committee, the Compensation Committee, and the Nominating, Governance, and Sustainability Committee, each of which satisfies the applicable rules of the SEC and the listing standards of the NYSE.

Our Corporate Governance Guidelines, Code of Use Good Judgment, and committee charters are available on the Investor Relations – Leadership and Governance section of our website at https://ir.hubspot.com/leadership. You may also request a copy of these documents by contacting Investor Relations at our principal executive offices.

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Board Committees

Our bylaws provide that the Board may delegate responsibility to committees. The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating, Governance, and Sustainability Committee.

The table below shows the composition of the standing committees of the Board. Ms. Rangan and Messrs. Halligan and Shah do not currently serve on any standing committee.

Name	Independent	Audit Committee	Compensation Committee	Nominating, Governance, and Sustainability Committee
Andrew Anagnost	√		√
Nick Caldwell	√	√
Ron Gill	√	Chair
Brian Halligan
Claire Hughes Johnson	√		√	√
Lorrie M. Norrington	√			√
Yamini Rangan
Dharmesh Shah
Jay Simons	√		Chair
Jill Ward	√	√		Chair
Total Meetings Held in 2023		8	6	6

Audit Committee

Messrs. Caldwell and Gill and Ms. Ward currently serve on the Audit Committee, which is chaired by Mr. Gill. The Board has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable NYSE rules. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE. The Board has designated Mr. Gill as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee’s responsibilities include:

•
overseeing the work of our independent registered public accounting firm;
•
approving the hiring, discharging and compensation of our independent registered public accounting firm;
•
approving engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;
•
reviewing the qualifications and independence of the independent registered public accounting firm;
•
monitoring the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;
•
reviewing our consolidated financial statements and reviewing our critical accounting policies and estimates;
•
reviewing our cash position, capital structure and strategies, financial and foreign currency policies, insurance coverage, and tax planning and compliance;
•
evaluating the performance, responsibilities, budget, and staffing of our internal audit function;
•
reviewing the adequacy and effectiveness of our internal controls;
•
reviewing all related person transactions for approval or disapproval, as appropriate, and for potential conflict of interest situations in accordance with our related person transaction policy;
•
reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit of our annual consolidated financial statements and the interim reviews of our quarterly consolidated financial statements; and
•
reviewing and assessing the quality and effectiveness of the company’s cybersecurity, data privacy, and data security policies, practices, and procedures protecting the company’s information technology systems, data, products, and services across all business functions, and reporting such findings to the Board, who has final oversight responsibility over cybersecurity-related matters.

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Compensation Committee

Mr. Anagnost, Ms. Hughes Johnson, and Mr. Simons currently serve on the Compensation Committee, which is chaired by Mr. Simons. The Board has determined that each member of the Compensation Committee is “independent” as that term is defined in the applicable SEC and NYSE rules. The Compensation Committee’s responsibilities include:

•
reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;
•
evaluating the performance of our executive officers in light of these established goals and objectives;
•
reviewing and approving the compensation of our executive officers based on their evaluations;
•
reviewing and recommending the compensation of our non-employee directors and other members of senior management at the level of executive vice president and above;
•
administering and approving the issuance of equity awards under our stock plans;
•
reviewing the company’s broad-based compensation strategy to create internally equitable and externally competitive compensation structures, including pay equity considerations;
•
overseeing the assessment of risks related to our compensation policies and programs applicable to our officers and employees;
•
reviewing director and officer compliance with our stock ownership guidelines;
•
retaining and approving the compensation of any compensation advisors; and
•
evaluating the independence of any such compensation advisors.

Nominating, Governance, and Sustainability Committee

Mmes. Hughes Johnson, Norrington, and Ward currently serve on the Nominating, Governance, and Sustainability Committee, which is chaired by Ms. Ward. The Board has determined that each member of the Nominating, Governance, and Sustainability Committee is “independent” as that term is defined in the applicable SEC and NYSE rules. The Nominating, Governance, and Sustainability Committee’s responsibilities include:

•
evaluating and making recommendations regarding the organization and governance of the Board and its committees;
•
assessing the performance of members of the Board and making recommendations regarding committee and chair assignments;
•
reviewing and making recommendations with regard to our corporate succession plans for our Chief Executive Officer and other key officers;
•
recommending desired qualifications for Board membership and conducting searches for potential members of the Board;
•
reviewing and making recommendations with regard to our Corporate Governance Guidelines; and
•
overseeing the company’s sustainability strategies, practices, and metrics.

Identifying and Evaluating Director Nominees

The Board has delegated the director selection and nomination process to the Nominating, Governance, and Sustainability Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating, Governance, and Sustainability Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating, Governance, and Sustainability Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating, Governance, and Sustainability Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating, Governance, and Sustainability Committee. The Nominating, Governance, and Sustainability Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating, Governance, and Sustainability Committee

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deems to be appropriate in the evaluation process. The Nominating, Governance, and Sustainability Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Among other factors, the Board reviews and considers director tenure and age as factors in assessing its ongoing needs, but the Board has not adopted term limits or a mandatory retirement age for individual directors. Based on the results of the evaluation process, the Nominating, Governance, and Sustainability Committee recommends candidates for the Board’s approval as director nominees for election to the Board.

In June 2021, the Board adopted a Board Diversity Policy to set forth the practices and criteria for ensuring that HubSpot maintains a diverse Board. The Board Diversity Policy sets forth the Board’s commitment to making HubSpot an inclusive and diverse company. The Board Diversity Policy also provides that it is essential to have Board members and nominees representing diversity in many areas, including, but not limited to: gender identity and/or gender expression, sexual orientation, race, ethnic or cultural background, religion, physical, mental, intellectual, or sensory impairments, industry knowledge, educational background, and geographical mindset. Our Board Diversity Policy is available on the Investor Relations – Leadership and Governance section of our website at https://ir.hubspot.com/leadership.

From time to time, we have engaged, for a fee, a third-party search firm to assist the Nominating, Governance, and Sustainability Committee with identifying, evaluating, and screening Board candidates for the company. Rich Talent Group, a boutique search firm, has previously assisted the Nominating, Governance, and Sustainability Committee with evaluating and screening Board candidates.

Minimum Qualifications

In evaluating proposed director candidates, the Nominating, Governance, and Sustainability Committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence, the current size and composition of our Board and the needs of our Board and its respective committees. Some of the qualifications that our Nominating, Governance, and Sustainability Committee consider include, without limitation, integrity, judgment, diversity of experience, expertise, business acumen, understanding of our business and industry, potential conflicts of interest and other commitments. Nominees must also have proven achievement and competence in their field and the ability to provide guidance to our management team and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a director. Director candidates must have sufficient time available in the judgment of our Nominating, Governance, and Sustainability Committee to perform all Board and committee responsibilities. Members of our Board are expected to prepare for, attend, and participate in all Board and applicable committee meetings.

Stockholder Recommendations

Stockholders may submit recommendations for director candidates to the Nominating, Governance, and Sustainability Committee by sending the following to HubSpot, Inc., 2 Canal Park, Cambridge, MA 02141, Attn: Secretary, at least 120 days prior to the anniversary of the date on which the proxy statement was released to stockholders in connection with the previous year’s annual meeting: the name and address of record of the recommending stockholder, a representation that the recommending stockholder is a record holder or beneficial owner of our shares, the individual’s candidate’s name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years, a description of the qualifications and background of the candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Policies and Procedures for Director Candidates, a description of all arrangements between the candidate and the recommending stockholder, a written indication of the candidate’s willingness to be named in the proxy statement and serve on our Board, and any other information required included in a proxy statement filed pursuant to the rules of the SEC applicable to director nominees by stockholders.

The Secretary will forward all recommendations to the Nominating, Governance, and Sustainability Committee. The Nominating, Governance, and Sustainability Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management. In addition, as described in the “Additional Information” section of this Proxy Statement, stockholders may, pursuant to applicable law and the requirements of our bylaws, directly nominate candidates to stand for election to the Board.

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Board Skills and Experience Matrix

The matrix below summarizes what our board of directors believes to be some of the desirable types of experience and skills possessed by our current directors because of their relevance to our business and strategy. The following matrix does not encompass all experiences or skills of our board of directors.

Public Company Experience as a director on another public company board.	6 directors
Executive / Senior leadership Experience as CEO or senior executive at a public company or other large organization.	10 directors
Customer & Business Domain Experience serving small and medium sized businesses, SaaS business models, business development and strategy, or founding and growing businesses.	9 directors
Product Management Experience in product strategy and design, product management, and multi-products/services.	6 directors

Technology & Infrastructure

Experience in technology; software product R&D, enterprise IT, databases, web development, cloud computing, AI, platform, technology infrastructure, or information security and cybersecurity.

5 directors
Sales & Marketing Experience in sales, digital marketing, freemium sales, partnerships, distribution, or brand management.	5 directors
Global Expansion A strong understanding of and experience with global expansion, operations, sales, or markets.	9 directors

Finance

Experience in financial management; accounting, investment management, financial reporting and internal controls, corporate finance, mergers and acquisitions, financial statements and capital structure, audit committee, or P&L management.

7 directors

Stockholder Communications

The Board provides to every securityholder and interested party the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for securityholder and other interested party communication. For a communication directed to the Board as a whole, securityholders and other interested parties may send such communication to the attention of the company’s Secretary via U.S. Mail or Expedited Delivery Service to: HubSpot, Inc., 2 Canal Park, Cambridge, MA 02141, Attn: Board of Directors, c/o Secretary.

For a securityholder communication directed to an individual director in his or her capacity as a member of the Board, securityholders and other interested parties may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to: HubSpot, Inc., 2 Canal Park, Cambridge, MA 02141, Attn: [Name of Individual Director], c/o Secretary.

We will forward by U.S. Mail any such communication to each director, and the Chairman of the Board in his or her capacity as a representative of the Board, to whom such communication is addressed to the address specified by each such director and the Chairman of the Board, unless there are safety or security concerns that mitigate against further transmission.

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Board and Committee Evaluations

The Nominating, Governance, and Sustainability Committee oversees the annual Board and committee evaluation process. Generally, the Board and each committee conduct self-evaluations by means of written questionnaires completed by each director and committee member. The anonymous responses are summarized and provided to the Board and each committee at their next meetings in order to facilitate an examination and discussion by the Board and each committee of the effectiveness of the Board and committees, Board and committee structure and dynamics, and areas for possible improvement. The Nominating, Governance, and Sustainability Committee establishes the Board and committee evaluation process each year. From time to time, it may determine to use an independent third party in the evaluation process.

Board’s Role in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee. Rather, the Board administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and overall enterprise risk exposure. While our Board is ultimately responsible for risk oversight, our Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee is responsible for reviewing and discussing our major financial risk exposures and cybersecurity and data privacy risk exposures, including the steps our management team has taken to monitor and control these exposures, as well as guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our external and internal audit functions. Our Nominating, Governance, and Sustainability Committee monitors the effectiveness of our Corporate Governance Guidelines, Code of Use Good Judgment, and other company policies; oversees executive and board succession planning; and reviews our policies and practices relating to our sustainability strategy and our corporate social responsibilities. Our Compensation Committee reviews and discusses the risks arising from our compensation philosophy, policies, and practices applicable to all employees to determine whether they are reasonably likely to have a material adverse effect on us. In addition, our management team periodically reports to and seeks guidance from our Board and its committees with respect to the most significant risks that could affect our business, such as competition and strategic risks, legal risks, information security and privacy risks, and financial, tax and audit related risks.

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Compensation of Non-Employee Directors

Pursuant to our Non-Employee Director Compensation Policy in effect for 2023, our non-employee directors were paid an annual cash retainer of $35,000, our lead independent director was paid an additional annual cash retainer of $20,000 and committee members and committee chairs received additional annual cash retainer fees as set forth below:

	Audit Committee	Compensation Committee	Nominating, Governance, and Sustainability Committee
Annual Committee Member Retainer	$10,000	$7,500	$4,000
Annual Committee Chair Retainer	$20,000	$15,000	$8,500

In addition, each of our non-employee directors received an annual equity award with a value of $200,000, 25% of which was in the form of an option to purchase shares of our common stock and 75% of which was in the form of a restricted stock unit (“RSU”) award settled in shares of our common stock. Each such equity award vests in equal quarterly installments over a one-year period from the grant date of such award (or, if earlier, immediately prior to the annual meeting of stockholders that is closest to the first anniversary of the grant date); provided, however, that all vesting ceases if the director resigns from our Board or otherwise ceases to serve as a director, unless the Board determines otherwise in certain warranted circumstances. Newly-elected non-employee directors receive a pro-rated annual equity award. All unvested options and/or RSU awards held by a non-employee director accelerate and immediately vest if the non-employee director’s service relationship ends within three months prior to or 12 months following a “sale event” (as defined in the company’s 2014 Stock Option and Incentive Plan).

We reimburse our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board and Board committees.

The Board periodically evaluates the compensation of our non-employee directors, including through the recommendations of the Compensation Committee. The Board also considers input from the Compensation Committee’s independent compensation consultant, which reviews director pay levels at peer companies and provides feedback on where our non-employee director compensation is positioned relative to the company’s compensation peers.

The following table provides certain information concerning the compensation earned by the non-employee members of our Board during the year ended December 31, 2023 pursuant to our Non-Employee Director Compensation Policy. The table excludes Ms. Rangan and Messrs. Halligan and Shah, who are named executive officers of the company and did not receive any additional compensation for their service as directors in 2023. The compensation received by Ms. Rangan and Messrs. Halligan and Shah during 2023 is set forth in the section of this Proxy Statement captioned “Executive Compensation— 2023 Summary Compensation Table.”

2023 Director Compensation Table

	Fees Earned
	or Paid in	Stock	Option
	Cash	Awards	Awards	Total
Name	($)	($) (1)	($) (1)	($)
Andrew Anagnost (2)	13,544	121,099	40,557	175,200
Nick Caldwell (3)	43,812	170,206	56,853	270,871
Ron Gill	65,000	170,206	56,853	292,059
Claire Hughes Johnson	46,500	170,206	56,853	273,559
Lorrie M. Norrington	59,000	170,206	56,853	286,059
Avanish Sahai (4)	33,750	170,206	56,853	260,809
Jay Simons	57,500	170,206	56,853	284,559
Jill Ward	57,500	170,206	56,853	284,559

(1)
The amounts reported represent the aggregate grant-date fair value of RSUs settled in shares of our common stock and options to purchase shares of our common stock calculated in accordance with Financial Accounting Standard Board, Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant-date fair value are set forth in the notes to our audited consolidated financial statements presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”) filed with the SEC on February 14, 2024.
(2)
Mr. Anagnost joined the Board on September 5, 2023, at which time he also began serving on the Compensation Committee.
(3)
Mr. Caldwell served as a member of the Compensation Committee until September 5, 2023, at which time he began serving on the Audit Committee.
(4)
Mr. Sahai resigned from the Board effective September 5, 2023.

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Certain Director Equity Information

Our non-employee directors held the following aggregate number of shares of our common stock subject to unexercised stock options and unvested RSUs as of December 31, 2023:

	Number of
	Securities	Number of
	Underlying	Unvested
	Unexercised	Restricted
Name	Options (#)	Stock Units (#)
Andrew Anagnost (1)	137	220
Nick Caldwell	875	161
Ron Gill	4,511	161
Claire Hughes Johnson	549	161
Lorrie M. Norrington	4,511	161
Avanish Sahai (2)	2,953	-
Jay Simons	5,277	161
Jill Ward	3,899	161

(1)
Mr. Anagnost joined the Board on September 5, 2023.
(2)
Mr. Sahai resigned from the Board effective September 5, 2023.

PURPOSE AT HUBSPOT

Our purpose is to build a company that future generations will be proud of. That means working to operate and grow sustainably with respect to our environmental impact and investing in our people and communities.

Sustainability Strategy and Oversight

In addition to internal teams focused on culture and diversity, inclusion and belonging (“DI&B”), we have a dedicated sustainability team, which is led by our Director of Sustainability, who leads the implementation of HubSpot’s sustainability programs in collaboration with our executive leadership team. HubSpot’s Board has ultimate responsibility for oversight of climate-related risks and opportunities. The Nominating, Governance, and Sustainability Committee of the Board has specific responsibility to review and assess the company’s policies, practices, and strategy regarding sustainability matters as provided under its committee charter. The Nominating, Governance, and Sustainability Committee reviews our company-wide initiatives and efforts in sustainability at least twice a year. For more information about our sustainability efforts and to view our annual Sustainability Report, please refer to www.hubspot.com/sustainability.

In early 2021, we conducted a materiality assessment to identify the sustainability topics most important to HubSpot’s business, stakeholders, and growth. They were DI&B; privacy and data protection; and energy and emissions. These are the priority areas where we believe HubSpot can have the greatest impact. This year we intend to conduct a formal double materiality assessment in order to refresh our material sustainability topics and align ourselves with upcoming regulatory requirements. The results of this double materiality assessment will support the evolution of our sustainability strategy.

Along our sustainability journey, we are committed to transparency and aspire to report our performance in alignment with emerging disclosure and accounting standards such as the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures, the Sustainability Accounting Standards Board and the Global Reporting Initiative, as well as actual and potential new disclosure requirements such as the European Sustainability Reporting Standards and the U.S. Securities and Exchange Commission’s mandatory climate-related disclosure rules. We are also a proud member of the United Nations Global Compact, a voluntary corporate sustainability initiative that encourages businesses worldwide to adopt sustainable practices, report on those practices, and track them over time.

In 2023, HubSpot was listed on the Dow Jones Sustainability North America Index for the first time, underscoring our dedication to sustainability and conscientious business operations. In addition, we responded to the CDP Climate Change questionnaire for the first time and received a score of “B”, a score awarded to companies who are taking coordinated action on climate issues.

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Culture and Values

Our mission is to help millions of organizations grow better and this requires a truly remarkable team. We take a thoughtful approach to talent attraction and retention in order to build a company culture where people can do their best work. That’s why our culture is rooted in what we think employees want from employers today: autonomy, flexibility, transparency, and a commitment to remarkable growth. Our Culture Code underpins our culture and outlines our core company values, HEART. HEART is at the center of who we are and represents the five traits we value the most in HubSpotters: Humility, Empathy, Adaptability, Remarkableness and Transparency. A copy of our Culture Code can be found at: https://www.hubspot.com/culture-code.

As a company with a hybrid working model, we are incredibly focused on ensuring our culture is sustainable and does not need four walls to thrive. We offer tools, resources and experiences to ensure HubSpotters feel connected, are engaged and continue to have the opportunity to grow both personally and professionally.

HubSpot is proud to be recognized as a top workplace in 2022 and 2023 by Great Place to Work and to have been named to many notable lists such as Glassdoor Employees’ Choice Awards, Fortune’s 100 Best Companies to Work For and Fortune’s Best Workplaces for Women. Additionally, we are honored to be mentioned in a number of categories by Comparably's workplace awards in 2022 and 2023 including Best CEO for Women, Best Global Culture, and a Best Company for Employee Happiness.

Diversity, Inclusion and Belonging

At HubSpot, building a sustainable, equitable, and high-performing company is a core strategic objective, and modeling the diversity of the global communities that our candidates, partners and customers belong to and value is critical to how we make progress on that objective. That is why we strive to foster an environment rooted in inclusivity and empathy, guided by the principles of respect and fairness for all. This commitment is integrated into our culture and strategic decisions, focusing on embedding diversity, inclusion, and belonging (DI&B) practices throughout the business. Our initiatives include career development programs, inclusive leadership training, and culture events for our global community.

Over the past year, the significance of this commitment has become increasingly evident. In 2023, our population of women and non-binary employees was 46%. We also saw a strong gender balance at the leadership level. We had 40% women representation in executive leadership roles and on our Board of Directors, as well as retaining gender parity with Director and Manager level roles, averaging 50% women representation. Regionally, we are near gender parity in our America (AMER), Latin America (LATAM), and Asia-Pacific (APAC) locations. Further, we have sustained our previous year’s growth in Black, Indigenous, and people of color (BIPOC) representation for our overall employee base at 37%, with BIPOC HubSpotters representing 45% of our tech roles. We are proud to have a range of diverse perspectives and backgrounds that contribute to the innovation and thought leadership at HubSpot.

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The charts below reflect the demographics and diversity of our Board as of April 9, 2024:

TENURE

>10 years
40%
0-5 years
40%
6-10 years
20%

*For purposes of this Diversity chart, we define Diverse as a person of color.

Transparency is a tenet of our culture at HubSpot, and we model this by sharing our DI&B journey through our annual Diversity Report shared at: https://www.hubspot.com/diversity/report. The report serves as a snapshot of our diversity data, and a reflection of our incremental progress towards our DI&B goals. Within the report, we include gender, ethnicity and age data of our employee population, as well as self-reported identity categories such as caregiver/parent status, disability status, and those who identify as first-generation, military veterans, transgender, non-binary, and/or as part of the LGTBQ+ community. Our DI&B journey is constantly evolving, and publishing this report every year demonstrates our commitment to continuous progress on that journey and to improve along the way.

Social Impact

HubSpot is committed to supporting communities in which it operates through connection and workforce volunteering. Our initiatives aim to enhance technological and entrepreneurial skills, foster community development, and empower underrepresented groups.

Through strategic partnerships, volunteering efforts and showcase events we support a range of initiatives in our key geographical areas that help build entrepreneurial skills, making extensive use of technology to help do this.

Related Company Policies

Code of Use Good Judgment. At HubSpot, we are serious about compliance and doing the right thing. To that end, we adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Use Good Judgment, that applies to all of our employees, officers, and directors. The Code of Use Good Judgment highlights that everything we do at HubSpot will be, and should be, measured against the highest possible standards of ethical business conduct. We set the bar high for practical and aspirational reasons because our commitment to the highest standards helps us solve for our customers, hire great people, build a great platform and products, and attract loyal partners. Trust and mutual respect between us and our customers and partners are the foundation of our success, and following this Code helps us maintain that relationship. We also encourage our employees to report suspected policy violations through our anonymous Whistleblower Hotline (online or via phone). No waiver of any provisions of our Code of Use Good Judgment for the benefit of a director or an executive officer shall be effective unless approved by the Board and, if applicable, such waiver is disclosed to our stockholders in accordance with applicable U.S. securities laws and/or the rules of the NYSE. In addition, all amendments to the Code of Use Good Judgment must be approved by the Board or the Nominating, Governance, and Sustainability Committee.

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Human Rights Policy. Respect for human rights is a fundamental value of HubSpot. Our company operates globally and has offices around the world. Our customers, employees, stockholders, and vendors represent almost every race, national origin, religion, culture, political philosophy, and language. This diversity is the foundation of our business excellence and embodies HubSpot’s respect for human rights and dignity of all people. Where we have identified adverse human rights impacts resulting from or caused by our business activities, we are committed to providing for or cooperating in their fair and equitable remediation. In March 2020, our Board adopted a Human Rights Policy to outline HubSpot’s position on fundamental human rights.

Board Diversity Policy. Our Board Diversity Policy sets forth the practices and criteria for ensuring that HubSpot maintains a diverse Board, as well as the Board’s commitment to making HubSpot an inclusive and diverse company. The Board Diversity Policy also provides that it is essential to have Board members and nominees representing diversity in many areas, including, but not limited to: gender identity and/or gender expression; sexual orientation; race, ethnic, religious, or cultural background; physical, mental, intellectual, or sensory impairments; industry knowledge; educational background; and geographical mindset.

Environmental Policy. Our Environmental Policy sets forth commitments that will guide our efforts to deliver environmental compliance as a minimum standard, to continually improve our sustainability performance, and to act as a thought leader for our employees, customers, and partners through education, partnership and collective action.

Global Supplier Code of Conduct. We are committed to good governance and achieving the highest ethical and environmental standards for all our employees, and we expect the same from our suppliers. Our Global Supplier Code of Conduct defines and communicates our sustainability expectations from suppliers.

The policies above are available on our Investor Relations website at: https://ir.hubspot.com/leadership.

Stakeholder Engagement

At HubSpot, we value and consider the viewpoints of a number of stakeholders, including our employees, our customers, our partners, and our stockholders. We have teams dedicated to engagement with each of these stakeholder groups, and feedback is regularly shared with our executive leadership team and Board to review, consider, and incorporate into future priorities for the company. The chart below describes the engagement process with each of our stakeholder groups and actions we have taken in response to their feedback.

Employee Engagement
Engagement Process

We administer a biannual employee engagement survey, known as our eNPS, to assess and understand the employee experience and engagement at the company level. A baseline survey informs action planning, while a shorter pulse survey tracks progress.The survey enables us to provide data to leaders across the organization, empowering them to identify, address, and monitor feedback at department and team levels. Based on the results and an analysis of our strengths and opportunities as it relates to our overarching culture, our executive leadership team and department leadership teams create action plans to address high-priority feedback. In the spirit of transparency, the eNPS analysis and action plans are shared internally. This ensures our employees are aware of how we are utilizing their feedback to drive positive change across the company on a variety of topics.

Responsive Actions

In 2023, we continued to leverage the reporting tool we built in 2022 that provides hundreds of teams across HubSpot insights from the eNPS survey to increase team engagement. Over 80% of leaders access their eNPS team reporting.

We also continued to use the survey to measure our hybrid work effectiveness and to help ensure that employees are equally engaged, regardless of whether they are working remotely or in the office.

2024 PROXY STATEMENT | HubSpot, Inc. 19

Customer Engagement
Engagement Process

Customers are at the center of how we build products and services at HubSpot, and their feedback and sentiment deeply inform our product roadmap and the services we offer. Starting on day one, we want our customers to realize the value of our product. We take an approach of leading with humans and technology. Our teams are thoughtfully organized across the customer journey to support customers every step of the way. Additionally, we have a customer experience management team that looks over the entire customer experience and identifies opportunities where we can continue to delight our customers and keep them growing.

We are dedicated to powering a truly customer-first operating system by bringing customer experience optimization to the forefront of how HubSpot makes short and long-term decisions. We collect and analyze customer feedback from all channels across the organization and customer journey, including, but not limited to, NPS surveys, HubSpot’s Customer Advisory Board, the HubSpot Community forum, Sales and Customer Success data, and extensive user research. Insights are then distributed to relevant teams, and the company is accountable for taking action on customer feedback.

Throughout our yearly planning process, proposed feature developments are grounded in customer feedback and aim to solve a clear customer need.

Responsive Actions

Overall, 2023 was a banner year for product innovation with over 800 product enhancements across our entire platform. Many of those directly addressed functionality requests by our customers that included, but were not limited to:

•
Smart CRM. We continued to invest heavily in our AI-powered customer relationship management (“CRM”) platform over the past year to make it even more customizable and extensible through custom cards, action extensibility, customizable record pages and conditional properties. We also introduced a centralized audit of user actions through a public application programming interface (“API”) for Enterprise users.
•
Marketing Hub. We enhanced omnichannel features with the introduction of Instagram reels and SMS messaging that includes personalization, automation and reporting. Across the platform, customers are getting value from AI-powered features, and within Marketing Hub, we introduced this through the Subject Line Generator, Blog Post Generator, Image Generator, Ad Copy Generator, Campaign Assistant and Content Assistant.
•
CMS Hub. With content management system (“CMS”) Hub, re-branded in 2024 as Content Hub, users will receive most of the same powerful AI functionality in Marketing Hub plus an AI website builder to help onboard users through the website building process.
•
Operations Hub. AI generated reports, report descriptions and workflow descriptions have been made available to all Free+ users.
•
Commerce Hub. This was launched as a standalone Hub to help customers get paid faster, increase revenue and save time with functionality including invoices and payment processing via Stripe.
•
Service Hub. Service Hub users will also benefit from efficiency gains through AI with the new Conversation Summary and Content Assistant in Inbox tools. We also introduced multiple knowledge bases, which was a top customer request and advanced our vision of a modern help desk. Additionally, both Sales and Service Hub customers are now able to A/B test Sequences, book Meetings on behalf of others and add guests to Meetings.
•
Sales Hub. We reintroduced Sales Hub with a more robust prospecting workspace, giving sales reps a consolidated view of the entire prospecting experience. We also launched a new standard object for Leads, expanded essential integrations for sales teams and made reporting more powerful.

2024 PROXY STATEMENT | HubSpot, Inc. 20

•
Reporting. We continued to make reporting in HubSpot more powerful and customizable with innovations, including the ability to report on sequence outcomes, lead funnels, prospecting activities, sales velocity reporting, forecasting insights and deal journeys.
•
Integrations. We continued to launch new integrations, with approximately 200 new apps made available through the App Marketplace in 2023. Notably, we added many new recommended integrations for Sales Hub including ZoomInfo, Gong.io, PandaDoc and Aircall. Additionally, we further strengthened our integration with Salesforce which now allows for syncing Salesforce activities into HubSpot, and we improved the integration with LinkedIn Sales Navigator with the ability to sync data two ways between the platforms.

Partner Engagement
Engagement Process

Our partner ecosystem is crucial to the success of HubSpot. Our Product and Flywheel teams interact with our partners on a regular basis to solicit feedback on customer needs, develop joint go- to-market motions, help inform our product roadmap, test new features, and provide feedback on our current products. Partners are an integral part of how we sell and service our Hubs.

In addition to regular leader and team interactions above, our HubSpot Partner Advisory Council (“Partner Advisory Council”) has proven to be an invaluable resource as we work to better communicate with our partner network, gather valuable feedback around our products and the partner program, and make improvements along the way. During 2023, we had five geography-specific Partner Advisory Councils to help understand and drive value in each region: North America, Latin America, EMEA, Australia and New Zealand, and Southeast Asia and India. We also conduct regular surveys and interviews to gather feedback on specific topics from the broader partner community. These feedback mechanisms yield valuable insights for customers, our partner community, and HubSpot.

Responsive Actions

During 2023, a key focus area for partners and HubSpot was further unifying our Direct and Partner teams toward a truly joint go-to-market sales and service motion. Partners provided feedback on sourcing, co-selling, and servicing independently and with our various HubSpot teams. As a result, we announced several updates to our policies and procedures to simplify, streamline, and enhance our collective efforts. Among the new policies are mechanisms that ensure our HubSpot teams are engaging partners in a fair and equitable way based on their unique expertise and customer outcomes. While the policies are relatively new, the initial feedback has been positive.

2024 PROXY STATEMENT | HubSpot, Inc. 21

Stockholder Engagement
Engagement Process

We welcome and value the views and insights of our stockholders and conduct regular outreach to connect with our stockholders to ensure open lines of communication. Our investor relations team, along with our CEO, co-founder and Chief Technology Officer (“CTO”) and Chief Financial Officer (“CFO”), aims to regularly meet with our stockholders at least once a year to better understand their perspective on a wide range of strategy and business topics. In addition, on an annual basis, we engage with our largest stockholders to solicit their perspectives and discuss our governance and executive compensation policies and practices with the goal of using their feedback to inform our future governance and executive compensation decisions. In 2023, we proactively reached out or responded to twenty-one of our top institutional stockholders and ultimately held meetings with ten stockholders representing roughly 21% of our outstanding common stock, including three of our top ten stockholders, as of December 31, 2023. These conversations covered a wide range of topics, including corporate governance practices, board structure and composition, executive compensation policies and practices, and practices relating to sustainability matters. Our Chief Legal Officer and/or our Senior Director of Investor Relations, and either our CEO, Executive Chairperson, or Chair of the Nominating, Governance, and Sustainability Committee participated in these conversations.

The feedback we receive from our stockholders through these activities is regularly communicated to the Nominating, Governance, and Sustainability Committee and Compensation Committee. After careful review, our Nominating, Governance, and Sustainability Committee and Compensation Committee recommend to the Board whether enhancements to our company’s policies and practices are required or recommended to respond to stockholder concerns or expectations relating to new issues or emerging trends.

We believe it is important to continue to engage with our stockholders on a regular basis to understand their perspectives and to give them a voice in shaping our governance and executive compensation policies and practices.

Responsive Actions

In part in response to stockholder feedback, we took the following actions:

In March 2023, the Compensation Committee determined that a portion of the target value of annual equity grants made to our named executive officers (other than our Chief Legal Officer, who received new hire grants in 2023) would be in the form of performance-based awards and approved the grant of performance-based RSU awards (“PSUs”) to such named executive officers that were earned and vested only if we achieved a certain pre-defined constant currency revenue (“Revenue CC”) growth metric. In February 2024, the Compensation Committee certified that the level of achievement of Revenue CC growth for the performance period from January 1, 2023 to December 31, 2023 for the PSUs was 25.03%, resulting in 100.3% of the target number of the PSUs being earned.

We have continued to include in this Proxy Statement a Board Skills and Experience Matrix, which reflects key types of experience, qualifications, attributes and skills we value in directors and consider in evaluating the composition of our Board.

2024 PROXY STATEMENT | HubSpot, Inc. 22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 1, 2024, for:

•
each person known by us to be the beneficial owner of more than 5% of our common stock;
•
our named executive officers;
•
each of our directors and director nominees; and
•
all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

The table lists applicable percentage ownership based on 50,753,032 shares of common stock outstanding as of March 1, 2024, unless indicated otherwise. Options to purchase shares of our common stock that are exercisable, and shares of our common stock that may be acquired upon the vesting of RSUs or PSUs, in each case, within 60 days of March 1, 2024, are deemed to be beneficially owned by the persons holding these options, RSUs or PSUs, as applicable, for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Unless otherwise indicated, the address for each beneficial owner is c/o HubSpot, Inc. 2 Canal Park, Cambridge, MA 02141.

	Number of Shares
Name of Beneficial Owner	Beneficially Owned	Percentage
5% Stockholders
The Vanguard Group (1)	4,790,390	9.4%
BlackRock, Inc. (2)	3,806,394	7.5%
FMR LLC (3)	3,229,490	6.4%
Executive Officers and Directors
Andrew Anagnost (4)	-	*
Kate Bueker (5)	60,812	*
Nick Caldwell (6)	1,859	*
Ron Gill (7)	7,341	*
Brian Halligan (8)	640,938	1.3%
Alyssa Harvey Dawson (9)	704	*
Claire Hughes Johnson (10)	1,089	*
Lorrie M. Norrington (11)	5,756	*
Yamini Rangan (12)	51,244	*
Dharmesh Shah (13)	1,497,859	2.9%
Jay Simons (14)	11,495	*
Jill Ward (15)	8,454	*
All executive officers and directors as a group (12 persons) (16)	2,287,551	4.5%

* Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
This information is as of December 29, 2023 and is based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. The Vanguard Group reports shared voting power over 34,909 shares, sole dispositive power over 4,681,867 shares, and shared dispositive power over 108,523 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(2)
This information is as of December 31, 2023 and is based solely on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 26, 2024. BlackRock reports sole voting power over 3,497,007 shares and sole dispositive power over 3,806,394 shares. The address of BlackRock is 50 Hudson Yards, New York, New York 10001.
(3)
This information is as of December 29, 2023 and is based solely on a Schedule 13G/A jointly filed by FMR LLC (“FMR”) and Abigail P. Johnson (“Ms. Johnson”) with the SEC on February 9, 2024. FMR reports sole voting power over 3,025,344 shares and sole dispositive power over 3,229,490 shares. Ms. Johnson reports sole dispositive power over 3,229,490 shares. Ms. Johnson is a director, the chairman and the chief executive officer of FMR. The address of FMR and Ms. Johnson is 245 Summer Street, Boston, Massachusetts 02210.
(4)
Mr. Anagnost joined the Company as a member of the Board of Directors on September 5, 2023.
(5)
Consists of (i) 24,454 shares of common stock held directly by Ms. Bueker and (ii) 36,358 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs and PSUs, in each case, within 60 days of March 1, 2024.

2024 PROXY STATEMENT | HubSpot, Inc. 23

(6)
Consists of (i) 1,035 shares of common stock held directly by Mr. Caldwell and (ii) 824 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, in each case, within 60 days of March 1, 2024.
(7)
Consists of (i) 2,881 shares of common stock held directly by Mr. Gill and (ii) 4,460 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, within 60 days of March 1, 2024.
(8)
Consists of (i) 506,758 shares of common stock held directly by Mr. Halligan and (ii) 134,180 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs and PSUs, in each case, within 60 days of March 1, 2024.
(9)
Consists of (i) 704 shares of common stock held directly by Ms. Harvey Dawson and (ii) 0 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, in each case, within 60 days of March 1, 2024.
(10)
Consists of (i) 591 shares of common stock held directly by Ms. Hughes Johnson and (ii) 498 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, in each case, within 60 days of March 1, 2024.
(11)
Consists of 1,296 shares of common stock held directly by Ms. Norrington and (ii) 4,460 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, within 60 days of March 1, 2024.
(12)
Consists of (i) 16,805 shares of common stock held directly by Ms. Rangan and (ii) 34,439 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs and PSUs, in each case, within 60 days of March 1, 2024.
(13)
Consists of (i) 1,412,737 shares of common stock held directly by Mr. Shah, (ii) 85,122 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs and PSUs, in each case, within 60 days of March 1, 2024, (iii) 16,000 shares held by the Polaris I Trust, for which Mr. Shah serves as trustee, (iv) 11,000 shares held by the Polaris II Trust, for which Mr. Shah serves as trustee, and (v) 5,700 shares held by the Humani Foundation, a charitable foundation, for which Mr. Shah serves as a donor. Mr. Shah disclaims beneficial ownership of the securities held by the Polaris I Trust, the Polaris II Trust, and the Humani Foundation in excess of his pecuniary interest therein.
(14)
Consists of (i) 6,269 shares of common stock held directly by Mr. Simons and (ii) 5,226 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, within 60 days of March 1, 2024.
(15)
Consists of (i) 4,606 shares of common stock held directly by Ms. Ward and (ii) 3,848 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, within 60 days of March 1, 2024.
(16)
See footnotes 5 through 15 above. Includes (i) 1,978,136 shares of common stock held directly or indirectly by the directors and executive officers, and (ii) 309,415 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs and PSUs, in each case, within 60 days of March 1, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2023, all required reports were filed on a timely basis under Section 16(a), except that Ms. Hughes Johnson had one late Form 4 filing due to an administrative oversight. The Form 4 was subsequently filed on June 8, 2023.

2024 PROXY STATEMENT | HubSpot, Inc. 24

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes how our executive compensation program is designed and operates with respect to our named executive officers. For 2023, our named executive officers were:

Name	Title
Yamini Rangan	Chief Executive Officer, President, and Director
Kate Bueker	Chief Financial Officer and Treasurer
Brian Halligan	Co-founder and Executive Chairperson of the Board
Alyssa Harvey Dawson	Chief Legal Officer and Secretary
Dharmesh Shah	Co-founder, Chief Technology Officer, and Director

Executive Summary

Business Overview

We provide a customer platform that helps businesses connect and grow better. We deliver seamless connection for customer-facing teams with a unified platform that includes three layers: AI-powered engagement hubs, a Smart customer relationship management product, which we refer to in this Compensation Discussion and Analysis as our customer platform, and a connected ecosystem supporting the customer platform with a marketplace of integrations, templates, and expert partners, a community network, and an academy of educational content. Our engagement hubs include Marketing Hub, Sales Hub, Service Hub, Operations Hub, Content Hub (formerly known as CMS Hub) and Commerce Hub, that enable companies to attract, engage, and delight customers throughout the customer lifecycle.

We are headquartered in Cambridge, Massachusetts and maintain a number of international offices across the world. As of December 31, 2023, we had 7,663 full-time employees.

2023 Financial and Operating Highlights

For the full year of 2023, revenue growth was 25% year-over-year in both constant currency and as-reported. We ended 2023 with more than 205,000 customers, growing 23% year-over-year, and nearly $2.5 billion in annual recurring revenue (as defined below). We delivered a strong non-GAAP operating profit margin of 15% for the full year, up over 500 basis points year-over-year. Overall, we delivered strong financial and operating performance in 2023, despite the challenging macroeconomic environment, including:

•
Revenue. Our as-reported revenue was $2.17 billion for the full year ended December 31, 2023, up 25% year-over-year.
•
Total Customers. Our total customer count grew to 205,091 at December 31, 2023, up 23% year-over-year.

Revenue (in millions)
$513.0
$674.9
$883.0
$1,300.7
$1,731.0
$2,170.2
2018
2019
2020
2021
2022
2023

Total Customers
56,628
73,483
103,994
135,442
167,386
205,091
2018
2019
2020
2021
2022
2023

2024 PROXY STATEMENT | HubSpot, Inc. 25

2023 Performance Highlights

In addition to our strong financial and operating performance in 2023, we delivered over 800 product enhancements across our Hubs and entire platform, designed to give companies a greater ability to unify their marketing, sales, service, and operations efforts and build a delightful customer experience, including:

•
Relaunched Sales Hub to deliver leading prospecting and deal management solutions that are deeply connected, including AI-powered forecasting to help sales leaders improve accuracy in revenue projections.
•
Enhanced Marketing Hub with more omni-channel features, like Instagram reels, and introduced more robust insights with Customer Journey Analytics.
•
Launched HubSpot AI, deeply embedding AI across all of our Hubs and the entire platform. We announced a number of features across AI Assistants, AI Agents, AI Insights, and ChatSpot.
•
Improved Service Hub by introducing multiple Knowledge Bases, and advanced our vision of a modern helpdesk.

2023 Executive Compensation Program Highlights

Highlights of our 2023 executive compensation program include:

•
Voluntary request by our CEO, Ms. Rangan, and our co-founders, Messrs. Halligan and Shah, to maintain their respective base salaries at $1 and forego any annual cash bonus.
•
No change to target annual cash bonus opportunities (as a percentage of base salary) for our named executive officers.
•
The introduction of PSU awards to certain named executive officers in support of our pay for performance philosophy, which are earned and vest only if the pre-defined financial performance metric is achieved.
•
Our named executive officers and directors are subject to robust stock ownership guidelines, which requirements were increased in January 2024.

Return to Stockholders

We have delivered significant long-term total stockholder return (“TSR”), as evidenced by the chart below, which shows how an initial investment of $100 in HubSpot on December 31, 2017 would have grown to $657 on December 31, 2023. The chart also compares TSR on an investment in our common stock to the same investment in the S&P 500 Index and the Nasdaq Computer Index over the last six fiscal years.

Our stock price has been consistently strong since we went public in 2014. The stock price for our initial public offering on October 9, 2014 was $25.00 per share. Our closing stock price on December 30, 2023, the last trading day of 2023, was $580.54 per share, approximately 23.22 times our stock price at our initial public offering and effectively doubling our stock price from the last trading day of 2022.

2024 PROXY STATEMENT | HubSpot, Inc. 26

Compensation Philosophy

Our Compensation Committee designs our executive compensation program with the goal of attracting, motivating, rewarding, and retaining high-caliber executive officers, while simultaneously promoting the achievement of key company performance measures to align the incentives of our executive officers with our stockholders’ interests. We compete with many other public and private companies within our region and across the country for executives. Accordingly, the Compensation Committee generally targets overall compensation for our executive officers to be competitive in our industry and across the country. Variations in this target compensation may occur depending on the experience level of the individual and other market factors, such as the demand for executives with certain skills and experience and the costs associated with recruiting qualified executives from other established companies. We intend to provide a competitive total compensation package and believe in sharing our success with our executive officers, as well as our other employees, when our objectives are met.

We endeavor to maintain strong executive compensation policies and practices as summarized below:

	What We Do		What We Don’t Do
√	Maintain a compensation clawback policy that applies to both cash and equity incentive compensation	×	No employment agreements or cash severance arrangements with our executive officers
√	Maintain rigorous stock ownership guidelines for our executive officers and non-employee directors	×	No repricing of underwater stock options without prior stockholder approval
√	Provide limited perquisites	×	No hedging and general prohibition on pledging of HubSpot common stock by employees, executive officers, or Board members
√	Use “double-trigger” change in control provisions for equity awards; otherwise no change in control payments or benefits for our executive officers	×	No excise tax gross-ups upon a change in control of the company
√	Use an independent compensation consultant that provides no other services to HubSpot	×	No executive-only pension plans or benefits
√	Have a compensation committee composed entirely of independent directors
√	Cap annual cash bonus payments
√	Use objective performance measures for annual cash bonus program and performance-based equity awards
√	Annual stockholder advisory vote on named executive officer compensation
√	Regular reviews of executive compensation program and compensation peer group data

The compensation of our named executive officers in 2023 consisted of the following elements:

Compensation Element	Objective
Base salary	To attract and retain talented executives.
Annual cash bonus	To motivate and reward our executives for the achievement of key company objectives set by the Compensation Committee at the beginning of the year.
Long-term incentive compensation in the form of equity awards	To retain and motivate our executives and align their interests with those of our stockholders.
Other benefits

General employee medical and dental plans, unlimited vacation, life and disability insurance and Section 401(k) plan employer matching contributions designed to provide employee benefits competitive with those offered by our compensation peer group and other companies with which we compete for talent.

Each of the elements of our executive compensation program is discussed in more detail below. Our compensation elements are designed to be flexible, to complement each other and to serve the compensation objectives described above. While we have not adopted any formal policies for allocating compensation between fixed and variable compensation, we generally target our long-term incentive compensation to be a significant majority of target total direct compensation. Our mix of compensation elements is designed to reward short-term results and motivate long-term performance through a combination of short-term cash and long-term equity awards.

2024 PROXY STATEMENT | HubSpot, Inc. 27

Determining Executive Compensation

Role of the Compensation Committee

The Compensation Committee of our Board oversees our executive compensation program and annually reviews and approves all executive compensation decisions. The Compensation Committee meets several times near the beginning of each fiscal year to review our executive compensation programs, establish the company performance measures used to set the annual cash bonus and performance-based equity opportunities for the fiscal year and review the target total direct compensation for our executive officers to ensure consistency with our overall compensation philosophy. As part of this executive compensation review, the Compensation Committee is provided with relevant information, such as the competitive market data described further below, to use as a reference when determining each individual compensation element and target total direct compensation levels.

Role of our Chief Executive Officer and Other Executive Officers

Our CEO and CFO assist the Compensation Committee in identifying the key performance and incentive measures that may be used in setting annual cash bonus opportunities. Our CEO also provides input on key contributors and performers within the company so as to ensure their compensation accurately reflects their responsibilities, performance, experience levels, and expected future contributions. Further, our CEO makes recommendations directly to the Compensation Committee regarding the compensation for our executive officers (except with respect to her own compensation). No executive officer participated in the final deliberations or determinations regarding his or her own compensation package, except that Ms. Rangan and Messrs. Halligan and Shah, for 2023, each requested that their respective base salaries be maintained at $1 and forwent any cash bonus awards.

In addition, the Compensation Committee has delegated to our CEO and CFO limited authority with respect to employees below the EVP level who are neither Section 16 officers nor “covered employees” under Section 162(m) of the Internal Revenue Code (the “Code”), to grant RSUs under our 2014 Stock Option and Incentive Plan, as amended, in connection with their hire, promotion or exceptional performance. The delegation includes limits, including a limit on the total amount of RSUs that may be awarded during the specified period and requires that a report be provided to the Committee at least quarterly on the grant activity pursuant to the delegated authority.

Role of the Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. For 2023, the Compensation Committee retained the services of Compensia, Inc. (“Compensia”), a national compensation consulting firm, to serve as its independent compensation consultant and to review and advise on the principal aspects of our executive compensation program. The executive compensation program services of Compensia included providing input regarding the selection of compensation peer group companies, analyzing publicly available compensation data of peer group companies, compensation survey data, and other publicly available data to assess the competitive market for executive talent, and reviewing and advising on the target total direct compensation opportunities for our executive officers, including base salaries, annual cash bonus compensation, and long-term incentive compensation. In addition, Compensia also reviewed Board compensation and provided market practices for equity compensation design.

In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, the Compensation Committee has assessed each of the six independence factors established by the SEC and adopted by the NYSE and has determined that the engagement of and work performed by Compensia does not raise any conflicts of interest or similar concerns. In addition, the Compensation Committee evaluated the independence of its other outside advisors, including outside legal counsel, considering the same independence factors and concluded their work for the Compensation Committee does not raise any conflicts of interest.

Compensia reports directly to the Compensation Committee and does not provide any non-compensation related services to the company. Compensia does not make specific compensation-related recommendations, although it does use the competitive market data described below to provide ranges for base salary, target annual cash bonus awards, and long-term incentive compensation awards within the company’s compensation peer group and relevant compensation survey data for the Compensation Committee to consider. Compensia also advises the Committee on the structure and mix of incentive plans. Compensia attends certain Compensation Committee meetings, executive sessions, and preparatory meetings with the Committee chair and certain executive officers, as requested by the Compensation Committee.

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Use of Competitive Market Data and Compensation Peer Groups

The Compensation Committee directs Compensia to provide it with competitive market data and analysis based on a select group of peer companies and published compensation survey data, as well as information about current market practices and trends, compensation structures, and peer group compensation ranges. The competitive market data Compensia provides is based on a compensation peer group selected and approved by the Compensation Committee with input and guidance from Compensia and published compensation survey data in cases where there is insufficient data for specific executive positions within the peer group companies. The compensation peer group is comprised of companies that are considered similar to us at the time of selection based on industry, business focus, and various financial criteria, including revenue, market capitalization, and revenue growth rate.

For its review and analysis of the compensation of our named executive officers for 2023, the Compensation Committee approved the following 18 companies as our compensation peer group:

Cloudflare, Inc.	Elastic N.V.	Snowflake Inc.
Coupa Software Incorporated (1)	MongoDB, Inc.	The Trade Desk, Inc.
CrowdStrike Holdings, Inc.	Okta, Inc.	Twilio Inc.
Datadog, Inc.	Paycom Software, Inc.	Veeva Systems Inc.
DocuSign, Inc.	Paylocity Holding Corporation	Zoominfo Technologies Inc.
Dropbox, Inc.	RingCentral, Inc.	Zscaler, Inc.

(1) Coupa Software Incorporated was acquired as of February 28, 2023 and is no longer a publicly traded company.

Because publicly-available compensation data is generally limited to that of a company’s chief executive officer, chief financial officer, and up to three most highly-compensated executive officers (other than the chief executive officer and the chief financial officer), the Compensation Committee also utilized compensation data based on a custom cut of the Radford Global Technology Survey (which is based on the peer group companies with additional similarly sized companies in order to provide sufficient market data for all of the executive positions) in reviewing, analyzing, and determining the compensation for the named executive officers.

The Compensation Committee selected the companies in our compensation peer group and utilized the data drawn from the Radford Global Technology Survey because it believed that these companies compete with us for executive talent and were similar to us in terms of industry, revenue, market capitalization, and revenue growth rate. The Compensation Committee also determined that the companies in the compensation peer group generally have executive officer positions that are comparable to ours in terms of breadth, complexity, and scope of responsibilities.

While competition for executive talent can arise from a myriad of companies, we believe that the companies in our peer group are similarly situated when it comes to attracting and retaining executives and hence, are an appropriate comparison for our employment market. The Compensation Committee uses competitive market data as one factor when making compensation decisions, understanding that such data cannot be applied formulaically, and has historically taken into account other data, including input from the members of the Compensation Committee based on their experience in compensation matters.

The Compensation Committee reviews the compensation peer group annually and may replace some or all of the companies with others from time to time as changes in market positions and company size, including our own, may suggest more representative peer group companies.

Consideration of Say-On-Pay Advisory Vote

At our June 6, 2023 annual meeting of stockholders, approximately 94.8% of the votes cast on the non-binding, advisory say-on-pay proposal were voted to approve the 2022 compensation of our named executive officers. The Compensation Committee believes that the vote outcome indicates that stockholders generally approve of the structure of our executive compensation program. In light of the results of the advisory say-on-pay vote on the 2022 compensation of our named executive officers, the Compensation Committee structured executive compensation for 2023 in a manner that was generally consistent with our 2022 executive compensation program, but introduced PSUs, as discussed below. Stockholders will continue to have an opportunity annually to cast a non-binding, advisory say-on-pay vote on the compensation of our named executive officers.

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Our Board and executive team actively seek and highly value the views and insights of our stockholders. See “Stakeholder Engagement/Stockholder Engagement” for information on our 2023 stockholder engagement process. During our discussions with investors in 2022 and 2023, we received feedback on the use of long-term equity awards with performance-based vesting features. Specifically, some investors asked us to consider adding performance awards as an element of our executive compensation program. In 2023, based in part on feedback from those discussions with investors and our commitment to long-term impact and performance, we introduced PSUs that are earned and vest only if certain pre-defined financial performance metrics intended to drive the growth of our business and long-term shareholder value are achieved. These PSU awards are discussed in more detail below.

Elements of Compensation

Base Salaries

Base salaries for our named executive officers were established initially at the time the individual was hired, taking into account competitive market data provided by the Compensation Committee’s compensation consultant, if applicable, and internal pay parity considerations, as well as the individual’s qualifications and experience. The base salaries of our named executive officers are reviewed by our CEO and are approved annually by the Compensation Committee. Adjustments to base salaries are also based on:

•
Each named executive officer’s position, level of responsibility, and seniority.
•
The relative ease or difficulty of replacing the individual with a well-qualified person and the number of well-qualified candidates available to assume the individual’s role.
•
Internal parity among our executive officers.

The Compensation Committee does not assign a specific weight to any single factor in making decisions regarding base salary adjustments.

In January 2023, after reviewing the base salaries of our named executive officers compared to similarly situated executives at the companies in our compensation peer group and the relevant compensation survey data, assessing both company and individual performance in 2022, as well as reviewing internal parity among our named executive officers, the Compensation Committee made adjustments to Ms. Bueker’s base salary. As Ms. Harvey Dawson joined the company in November 2022, her base salary did not change for 2023. As they did in 2022, Ms. Rangan and Messrs. Halligan and Shah each requested that their respective base salaries be maintained at $1 for 2023.

The following table sets forth the base salaries for our named executive officers for fiscal 2022 and 2023:

Named Executive Officer	2022 Base Salary	2023 Base Salary (1)	% Change
Yamini Rangan	$1	$1	No change
Kate Bueker	$470,000	$500,000	6.4%
Brian Halligan	$1	$1	No change
Alyssa Harvey Dawson	$420,000	$420,000	No change
Dharmesh Shah	$1	$1	No change

(1)
Ms. Bueker’s base salary change was effective as of February 1, 2023.

Annual Cash Bonuses

We provide annual performance-based cash bonus opportunities linked to the achievement of pre-established corporate performance goals under our Management Cash Incentive Bonus Plan (the “Bonus Plan”) to our named executive officers. The Compensation Committee believes that the annual performance measures used in the Bonus Plan contribute to driving long-term stockholder value, play an important role in influencing executive performance, and are an important element of our executive compensation program to help attract, motivate, reward, and retain our executive officers and other employees.

Under the Bonus Plan, each year (generally during January) the Compensation Committee approves company-wide performance objectives, which serve as the basis for determining the eligibility for, and amount of, bonuses to be paid under the Bonus Plan. Typically, performance under the Bonus Plan is measured as of June 30th and December 31st each year. After the end of each six-month period, the Compensation Committee reviews our actual achievement against the target levels for the pre-established performance measures and determines the bonuses, if any, to be paid under the Bonus Plan. The Compensation Committee may increase or decrease awards under the Bonus Plan in its discretion

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based on factors the Compensation Committee deems appropriate. Bonus payments are made semi-annually shortly after bonus payments are approved by the Compensation Committee.

2023 Target Annual Cash Bonus Opportunities. To establish our named executive officers’ individual target annual cash bonus opportunities (expressed as a percentage of base salary), the Compensation Committee considers competitive market data prepared by its compensation consultant, and the level, position, objectives, and scope of responsibility of each executive officer, as well as considerations of internal parity among similarly situated executives.

In January 2023, based on its review of our executive compensation program, competitive market data, and the other factors described above, the Compensation Committee approved the following target annual cash bonus opportunities for our named executive officers, which remained unchanged from 2022 levels. As in 2022, Ms. Rangan and Messrs. Halligan and Shah forwent any annual cash bonuses under the Bonus Plan for 2023.

The following table sets forth the target annual cash bonus opportunities for our named executive officers under our Bonus Plan for 2023:

Named Executive Officer	2022 Target Bonus Opportunity (as % of annual base salary)	2023 Target Bonus Opportunity (as % of annual base salary) (1)	% Change
Yamini Rangan	0%	0%	No change
Kate Bueker	60%	60%	No change
Brian Halligan	0%	0%	No change
Alyssa Harvey Dawson	60%	60%	No change
Dharmesh Shah	0%	0%	No change

(1)
Target annual cash bonus opportunities were effective as of January 1, 2023.

2023 Annual Cash Bonus Performance Measures. For 2023, the Compensation Committee selected the following two performance measures: (1) annual recurring revenue (“ARR”) install base and (2) non-GAAP operating income (loss) as the measures for the Bonus Plan. Performance was measured on a cumulative basis biannually as of June 30, 2023 and December 31, 2023. The performance measures were weighted as follows: 70% for ARR and 30% for non-GAAP operating income (loss).

For purposes of the Bonus Plan, we define “ARR” as the annual value of our customer subscription contracts as of the specified point in time, excluding any commissions owed to our partners. For each Hub, this is the sum of customer ARR for the Starter, Basic, Professional and Enterprise subscriptions, plus applicable contacts (marketing only), Seats, or Add-Ons (e.g., reporting or ads). For multi-product customers, their ARR is distributed across based on the value of each SKU/Hub for which they pay. In 2022, we began including our payments revenue run rate, defined as, on an annualized basis, the trailing three months of payments revenue, into the annual value of our customer subscription contracts. ARR can differ from revenue due to several factors. ARR is converted into U.S. dollars at fixed rates that are held consistent over time and may vary from those used for revenue or deferred revenue. ARR excludes any impact for bad debt and partner commissions (as noted above) and also differs from revenue due to timing of revenue recognition. We define “non-GAAP operating income (loss)” as operating income (loss), calculated in accordance with GAAP, excluding our stock-based compensation expense, the amortization of acquired intangibles, acquisition-related expenses, gains (losses) on the termination of operation leases, loss on disposal of fixed assets, and restructuring charges. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are attached to this proxy as Appendix A.

2023 Annual Cash Bonus Performance Targets, Achievement, and Payout. The Compensation Committee believes the target levels for the Bonus Plan performance measures should be rigorous and challenging. The Compensation Committee establishes target levels it believes are necessary to provide a competitive overall compensation package in light of each named executive officer’s base salary and to motivate our named executive officers to achieve a targeted level of growth and profitability.

For ARR, the Compensation Committee established payout levels for 50% (minimum payout), 75%, 100% (target payout), 125%, 150%, 175%, and 200% (maximum payout) achievement, with a sliding scale applied between each payout level. In 2023, the minimum threshold was returned to 50% from a 40% minimum threshold for 2022 to remain consistent with the operating profit scale.

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For non-GAAP operating income (loss), the Compensation Committee established payout levels for 50% (minimum payout), 75%, and 100% (target/maximum payout) achievement, with a sliding scale applied between each payout level.

Due to the weighting of each performance measure (70% for ARR and 30% for non-GAAP operating income (loss)), the maximum payout was 170% of a named executive officer’s target annual cash bonus opportunity:

(70% ARR * 200% Maximum) PLUS (30% non-GAAP operating income (loss) * 100% Maximum)

EQUALS 170% of Target Annual Cash Bonus Opportunity

The table below shows our 2023 ARR and non-GAAP operating income target levels compared to our actual results and related achievement:

	Weight	Original Target	Actual	Score	Payout (Score x Weight)
2023 – First Half (as of June 30, 2023)
ARR Install Base	70%	$2.244 billion	$2.210 billion	66%	46.2%
Non-GAAP Operating Income	30%	$101.6 million	$141.9 million	100%	30.0%
					76.2%

2023 – Second Half (as of December 31, 2023)
ARR Install Base	70%	$2.539 billion	$2.442 billion	56%	39.2%
Non-GAAP Operating Income	30%	$272.6 million	$330.3 million	100%	30.0%
					69.2%

For the six-month period ended June 30, 2023, we recorded ARR install base of $2.210 billion, which was below the targeted ARR performance level of $2.244 billion. As a result, the payout associated with ARR was 66.2% of target. Our non-GAAP operating income was above the target level of $101.6 million. As a result, the payout associated with non-GAAP operating income was 100% of target (the maximum payout). Based on the weighting of the performance measures, the payout for the first half of 2023 was equal to 76.2% of the target annual cash bonus opportunity for that six-month period.

For the six-month period ended December 31, 2023, we recorded ARR install base of $2.442 billion, which was below the targeted ARR performance level of $2.539 billion. As a result, the payout associated with ARR was 56.1% of target. Our non-GAAP operating income exceeded the target level of $272.6 million. As a result, the payout associated with non-GAAP operating income was 100.0% of target (the maximum payout). Based on the weighting of the performance measures, the payout for the second half of 2023 was equal to 69.2% of the target cash bonus opportunity for that six-month period.

The above-referenced performance targets should not be interpreted as a prediction of how we will perform in future periods. As described below, the purpose of these objectives was to establish a method for determining the payment of annual cash bonuses.

Accordingly, the annual cash bonuses paid to our named executive officers for 2023 under the Bonus Plan are set forth in the table below.

Named Executive Officer	First Half 2023 Bonus Payment ($)	Second Half 2023 Bonus Payment ($)	2023 Total Bonus Payment ($)	Total Bonus Payment as a % of Target Bonus Opportunity (1)
Yamini Rangan (2)	—	—	—	—
Kate Bueker	113,306	103,800	217,106	73%
Brian Halligan (2)	—	—	—	—
Alyssa Harvey Dawson	96,138	87,192	183,330	73%
Dharmesh Shah (2)	—	—	—	—

(1)
The amounts in this column represent the 2023 total bonus payment as a percentage of the named executive officer’s 2023 target bonus opportunity for 2023. Ms. Bueker received an increase in base salary that was effective as of February 1, 2023 and her 2023 total bonus payments were calculated on a pro rata basis using her base salary in effect during the relevant periods.
(2)
In 2023, Ms. Rangan and Messrs. Halligan and Shah forwent any cash bonus payments under the Bonus Plan.

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Long-Term Incentive Compensation

The Compensation Committee grants long-term incentive compensation in the form of equity awards to our executive officers, including our named executive officers, on an annual basis, generally in the first quarter of the year. In determining the size of equity awards for our named executive officers, the Compensation Committee reviews competitive market data provided by its compensation consultant and grants awards intended to be competitive with the prevailing market practice. In addition to the competitive market data, the Compensation Committee also considers a number of other factors, including the recommendations of our CEO (except with respect to her own equity awards), the company’s overall performance, the individual executive officer’s performance, the relative ease or difficulty of replacing the executive officer with a well-qualified person and the number of well-qualified candidates available to assume the executive officer’s role, the amount of equity previously awarded to the executive officer as well as the portion of previously awarded equity that remains unvested, and the company’s annual equity burn rate. The Compensation Committee also considers the appropriateness of various equity vehicles, as well as overall program costs (which includes both stockholder dilution and compensation expense), when evaluating the long-term compensation mix. All equity awards are approved by the Compensation Committee.

Stock Options. We grant stock options to our executive officers to align their interests with those of our stockholders and as an incentive to remain with us. The Compensation Committee believes that options to purchase shares of our common stock, with an exercise price equal to the market price of our common stock on the date of grant, are inherently performance-based and are an effective tool to motivate our executive officers to build stockholder value and reinforce our position as a growth company. With stock options, our executive officers can realize value only to the extent that the market price of our common stock increases during the period that the option is outstanding, which provides a strong incentive to our executive officers to increase stockholder value. Further, because these options typically vest over a four-year period, they incentivize our executive officers to build value that can be sustained over time.

Restricted Stock Unit Awards. We also grant RSU awards to our executive officers and other employees. RSU awards align the interests of our executive officers and other employees with those of our stockholders and help manage the dilutive effect of our equity compensation program. Our RSU awards are subject to time-based vesting. Because RSU awards have value to the recipient even in the absence of stock price appreciation, RSU awards help us retain and incentivize employees during periods of market volatility, and also result in our granting fewer shares of common stock than through stock options of equivalent grant date fair value. Our RSU awards typically vest over a four-year period, and we believe that, like stock options, they help incentivize our executive officers to build value that can be sustained over time.

Performance Stock Unit Awards. In 2023, we introduced PSU awards and granted PSUs to Mmes. Rangan and Bueker and Messrs. Halligan and Shah. PSU awards align the interests of our executive officers with those of our stockholders and incentivize the achievement of pre-defined financial performance metrics intended to drive the growth of our business and long-term stockholder value. PSU awards help us retain and incentivize employees and align with our pay for performance strategy as they are earned and vest only if we achieve specified performance metrics intended to drive the growth of our business. We believe that, like stock options, they help incentivize our executive officers to build value that can be sustained over time. One-third of the earned PSUs vest upon the Compensation Committee’s certification of the performance goal following the completion of the applicable performance period, and the remaining 2/3 of earned PSUs vest quarterly over the remaining two years, subject to the named executive officer’s continued employment through such vesting date.

Approved Equity Award Value and Calculation of Shares. The Compensation Committee typically approves an overall intended target value to be awarded to each executive officer after considering the factors described above. Once the equity award value has been determined, the number of RSUs to be granted and the target number of PSUs are each calculated using the average per share closing price of our common stock on the NYSE over the 30 trading days up to and including the date of grant. In the case of PSUs, the final payout is based on the Compensation Committee’s certification of the achievement of the performance goal, as described below. In the case of options, the number of underlying shares granted is based on the 30 trading day trailing average fair value (Black-Scholes value) as of the date of grant. As a result, the intended target value of an equity awards approved by the Compensation Committee may differ from the grant date fair values of the stock option, RSU, and PSU awards as computed in accordance with ASC Topic 718, which are shown in the 2023 Summary Compensation Table.

2023 Equity Awards. In February 2023, after considering the factors described above, the Compensation Committee approved annual equity award values for each named executive officer, except for Ms. Harvey Dawson. The mix for these annual equity awards would consist of 50% PSU awards, 37.5% RSU awards, and 12.5% stock options, based on the

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value of the awards calculated as described above. The RSUs and stock options vest quarterly over four years, subject to continued employment through the vesting date. The PSUs are described further below.

In connection with the hiring of Ms. Harvey Dawson and effective as of January 3, 2023, the Compensation Committee approved new hire and sign-on awards for Ms. Harvey Dawson, who joined the company on November 14, 2022. Ms. Harvey Dawson’s new hire award consisted of 75% RSUs and 25% options, in each case vesting over four years, with 25% vesting on May 1, 2023 and then in equal quarterly installments thereafter. Her sign-on award consisted of 100% RSUs, vesting over two years from November 1, 2022 with 25% vesting on May 1, 2023 and the remaining 75% vesting in equal quarterly installments thereafter. The vesting of each award is subject to continued employment through the vesting date.

The 2023 PSU awards are earned based on the achievement of a Revenue CC growth metric over the one-year performance period from January 1, 2023 through December 31, 2023. Revenue CC growth measures, year-over-year, the percentage increase in Revenue CC, which is defined as revenue as reported in accordance with GAAP for the applicable year, adjusted for the impact of foreign exchange rates. The 2023 Revenue CC metric was established based on internal operating targets, industry data, and peer group data. For achievement below threshold, no shares would be earned. For achievement at the threshold (20% Revenue CC growth), target (25% Revenue CC growth), and maximum (30% Revenue CC growth or higher) levels, each executive officer would earn 50%, 100%, or 150% of his or her target award, respectively. For performance achievement between threshold, target, and maximum amounts, the number of shares earned would be interpolated, and no more than 150% of the target award could be earned.

In February 2024, the Compensation Committee certified that the level of achievement of Revenue CC growth for the 2023 PSUs was 25.03%, resulting in 100.3% of the target number of the PSUs being earned. In certifying the level of achievement of Revenue CC growth for fiscal year 2023, the Committee determined to exclude revenues from Clearbit, which we acquired in December of 2023.

The table below shows the intended equity award value approved for our named executive officers and the resulting number of RSUs actually awarded, the number of PSUs actually awarded, and shares underlying stock options actually awarded. We note, however, that the reported values in our 2023 Summary Compensation Table may differ from the values reflected below due to fluctuations in our stock price prior to the actual grant date.

Named Executive Officer	Approved Value ($)(1)	Restricted Stock Units (#)	Performance Stock Units (#) (2)	Number of Shares Underlying Stock Options (#)
Yamini Rangan	24,510,000	25,285	33,815	15,532
Kate Bueker	8,000,000	8,253	11,037	5,069
Brian Halligan	5,250,000	5,416	7,242	3,326
Alyssa Harvey Dawson (3)	5,000,000	15,160	—	4,004
Dharmesh Shah	4,500,000	4,642	6,207	2,851

(1)
Represents the award values approved by the Compensation Committee. The grant date fair value of the stock option, PSU and RSU awards, as computed in accordance with ASC Topic 718, is reported in the 2023 Summary Compensation Table.
(2)
Represents the resulting number of shares underlying the earned PSUs determined following the Compensation Committee’s certification of the level of achievement of the performance goal for the PSUs. The target number of shares underlying the PSUs was as follows: Ms. Rangan: 33,714; Ms. Bueker: 11,004; Mr. Halligan: 7,221; and Mr. Shah, 6,189.
(3)
Represents Ms. Harvey Dawson’s new hire equity award, comprised of 75% RSUs and 25% options, and her sign-on equity award, comprised of RSUs, each granted effective as of January 3, 2023 in connection with her joining the company in November 2022.

Compensation Risk Assessment

As part of its review of the compensation to be paid to our executive officers, as well as the compensation programs generally available to our employees, the Compensation Committee considers potential risks arising from our compensation programs and the management of these risks, in light of our overall business, strategy, and objectives.

As is the case with our employees generally, our executive officers’ base salaries are fixed in amount and thus do not encourage risk-taking. Bonus amounts under our Bonus Plan are tied to overall corporate performance, and the bonus payout for executive officers is based on our performance during the fiscal year compared to pre-established target levels for two measures: ARR and non-GAAP operating income. PSU awards are earned based on achievement of pre-established Revenue CC growth targets. These financial measures counterbalance each other, decreasing the likelihood that our executive officers will pursue any one measure to the detriment of overall financial performance. Combined, these measures limit the ability of an executive officer to be rewarded for taking excessive risk on our behalf by, for example,

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seeking revenue enhancing opportunities at the expense of profitability. Moreover, a significant portion of compensation provided to our executive officers is long-term incentive compensation in the form of equity awards that help further align their interests with those of our stockholders. These risk-mitigating factors are also present in our company-wide compensation program.

In short, we believe that our executive compensation program does not encourage excessive or unnecessary risk-taking. Furthermore, we do not believe that the risks that may arise from our compensation programs are reasonably likely to have a material adverse effect on us.

Other Benefits

Health and Welfare Benefits

Our named executive officers are eligible for the same employee benefits available to our employees generally, including group health, dental, life and disability insurance plans. The type and extent of benefits offered are intended to be competitive within our industry and region. We also maintain a tax-qualified Section 401(k) retirement savings plan for eligible employees in the United States. Under our Section 401(k) plan, employees may elect to defer up to 96% of their eligible compensation subject to applicable annual limits set pursuant to the Internal Revenue Code of 1986, as amended (the “Code”). We currently provide a company matching contribution of 50% of the employee’s contributions (up to $2,500 per year) under the Section 401(k) plan. Employees are immediately vested in their contributions to the Section 401(k) plan and 100% vested in the employer matching contributions after one year of service. We intend for the Section 401(k) plan to qualify, depending on the employee’s election, under Section 401(a) of the Code so that contributions by employees, and income earned on those contributions, are not taxable to employees until withdrawn from the Section 401(k) plan.

Perquisites and Personal Benefits

As noted above, our named executive officers are eligible to participate in the same benefits as those offered to all full-time employees. We do not have any programs for providing executive perquisites or other personal benefits to our named executive officers.

Severance and Change in Control Payments and Benefits

We do not have any employment or change in control arrangements with our executive officers, except that all of the current outstanding equity awards for all employees, including our named executive officers, under our 2014 Stock Option and Incentive Plan, as amended, and our 2007 Equity Incentive Plan, include a “double-trigger” vesting acceleration provision in the event of a change in control of the company and a subsequent termination of employment, as well as a vesting acceleration provision in the event of the grantee’s death, as further described below under “Potential Payments Upon Termination or Change in Control.”

Other Compensation Practices and Policies

Stock Ownership Guidelines

We have adopted a Stock Ownership Policy that is applicable to our non-employee directors and those employees who have been designated as “officers” for purposes of Section 16 of the Exchange Act. The Stock Ownership Policy requires that the CEO own equity in the company equal to at least six times her annual base salary. In January 2024, we amended our Stock Ownership Policy to require that non-employee directors hold equity in the company with a value equal to at least five times the director’s annual Board cash retainer, and that all other covered executives own equity in the company equal to at least two times his or her annual base salary. The Stock Ownership Policy includes a phase-in period, which provides that an individual subject to this policy is required to be in compliance with the minimum equity ownership requirement by the first December 31st that occurs following the five-year anniversary of date on which the non-employee director or covered executive first became subject to the Stock Ownership Policy. The Stock Ownership Policy also includes certain share retention obligations that apply to officers and directors who have not met the minimum equity ownership requirements by the end of their phase-in period or who cease to hold the minimum equity ownership at any time following such date.

Anti-Hedging and Anti-Pledging Policies

We have an insider trading policy that prohibits all Board members, executive officers, and employees from engaging in, among other things, hedging of stock ownership positions and transactions involving derivative securities relating to our

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common stock. Our policy prohibits all Board members, executive officers, and employees from buying our securities on margin, borrowing against our securities held in a margin account, engaging in short sales of our securities, and buying or selling derivatives on our securities. Our policy also generally prohibits all Board members, executive officers, and employees from pledging our securities as collateral for a loan, other than as may be allowed in certain exceptional and limited circumstances with the permission of the Audit Committee. To date, no such requests have been made or approved.

Policy for Recoupment of Incentive Compensation

We have adopted a Policy for Recoupment of Incentive Compensation (the “Clawback Policy”) that complies with NYSE listing rules. The Clawback Policy provides that if we are required to prepare a restatement of our previously-issued financial statements due to our material non-compliance with any financial reporting requirement under the securities laws, including any required restatement to correct an error in previously-issued financial statements that is material to the previously-issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, then we will, subject to certain limited exceptions described in the Clawback Policy and permitted under final NYSE listing rules, recover from any current or former executive officer any Excess Compensation. For purposes of the Clawback Policy, Excess Compensation is any compensation that is granted, earned, or vested based, in whole or in part, upon the attainment of a financial reporting measure and that was received by the officer after the effective date of the Clawback Policy and during the three fiscal years immediately preceding the date that we are required to restate our financial restatements that was in excess of the amount the executive officer would have received if the compensation had been calculated based on the financial results reported in the restated financial statements.

Indemnification of Officers and Directors

We have agreed to indemnify our directors and officers in certain circumstances. See “Related Person Transactions—Limitation of Liability and Indemnification of Officers and Directors.”

Tax and Accounting Considerations

Tax Deductibility

Section 162(m) of the Code generally places a $1 million limit on the amount of compensation a public company can deduct in any one year for certain executive officers and certain other individuals. While the Compensation Committee considers tax deductibility as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes.

Accounting for Stock-Based Compensation

We follow ASC Topic 718 for our stock-based compensation awards to employees and directors. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, restricted stock awards, RSU awards and PSU awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables above and below, even though our executive officers or directors may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their statements of operations over the period that an employee or director is required to render service in exchange for the option or other award. The Compensation Committee considers the impact of ASC Topic 718 when making stock-based compensation awards.

Compensation Committee Interlocks and Insider Participation

During 2023, the Compensation Committee was comprised of Ms. Hughes Johnson and Messrs. Anagnost and Simons. Mr. Caldwell also served on the Compensation Committee in 2023 prior to Mr. Anagnost’s appointment to the Compensation Committee on September 6, 2023. None of the members of the Compensation Committee is an officer or employee or former officer of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

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2023 SUMMARY COMPENSATION TABLE

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($) (1)	($) (1)	($) (2)	($)(3)	($)
Yamini Rangan (4)	2023	1	—	22,604,287	3,277,416	—	—	25,881,704
Chief Executive Officer	2022	1	—	8,786,280	2,951,872	—	27,286	11,765,439
	2021	323,012	—	4,999,281	1,670,445	321,938	3,786	7,318,462
Kate Bueker	2023	497,500	—	7,377,935	1,069,613	217,106	2,500	9,164,654
Chief Financial Officer	2022	457,500	—	2,724,070	915,231	115,057	3,724	4,215,582
	2021	411,094	—	2,576,363	859,853	419,316	3,742	4,270,368
Brian Halligan (4)	2023	1	—	4,841,614	701,821	—	—	5,543,436
Executive Chairperson	2022	1	—	2,383,684	800,854	—	1,242	3,185,781
	2021	1	—	2,245,395	749,493	—	1,638	2,996,527
Alyssa Harvey Dawson	2023	420,000	—	4,394,732	630,692	183,330	3,203	5,631,957
Chief Legal Officer	2022	55,682	100,000	—	—	9,660	4,139	169,481
Dharmesh Shah (4)	2023	1	—	4,149,681	601,591	—	—	4,751,273
Chief Technology Officer	2022	1	—	2,043,298	686,477	—	1,242	2,731,018
	2021	1	—	1,775,854	592,766	—	1,975	2,370,596

(1)
The amounts reported represent the aggregate grant-date fair value of RSUs and PSUs that are settled in shares of our common stock and options to purchase shares of our common stock calculated in accordance with ASC Topic 718. The value of the PSU awards is based upon the probable outcome of the performance conditions, which is assumed to be the target level of achievement. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant-date fair value are set forth in the notes to our audited consolidated financial statements presented in the 2023 Form 10-K. The value of the PSU awards granted in 2023 assuming the maximum level of performance achievement would be $19,375,267; $6,323,944; $4,149,873; and $3,556,787, for Ms. Rangan, Ms. Bueker, Mr. Halligan, and Mr. Shah, respectively.
(2)
The amounts reported reflect performance-based cash bonus payments awarded based on the achievement of certain corporate performance goals under the Bonus Plan.
(3)
The amounts reported for 2023 include: for Mmes. Bueker and Harvey Dawson, Section 401(k) matching contributions, and for Ms. Harvey Dawson, tax reimbursement in the amount of $702.96 on tax imputed income for remote work allowance.
(4)
During 2023, Ms. Rangan and Messrs. Halligan and Shah voluntarily elected to receive a base salary of $1 and forwent any cash bonus payments under the Bonus Plan.

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2023 GRANTS OF PLAN-BASED AWARDS TABLE

									All other	All other
									Stock	Option
									Awards:	Awards:		Grant Date
			Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	Exercise or	Fair Value
			Under Non-Equity Incentive			Under Equity Incentive			Shares of	Securities	Base Price	of Stock
			Plan Awards (2)			Plan Awards (3)			Stock or	Underlying	of Option	and Option
	Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	Date (1)	($)	($)	($)	($)	($)	($)	(#) (4)	(#) (5)	($/Sh) (6)	($) (7)
Yamini Rangan (8)	3/1/2023	2/23/2023				16,857	33,714	50,571				12,916,845
	3/1/2023	2/23/2023							25,285			9,687,442
	3/1/2023	2/23/2023								15,532	383.13	3,277,416
Kate Bueker			149,250	298,500	507,450
	3/1/2023	3/23/2023				5,502	11,004	16,506				4,215,963
	3/1/2023	3/23/2023							8,253			3,161,972
	3/1/2023	3/23/2023								5,069	383.13	1,069,613
Brian Halligan (8)	3/1/2023	2/23/2023				3,610	7,221	10,831				2,766,582
	3/1/2023	2/23/2023							5,416			2,075,032
	3/1/2023	2/23/2023								3,326	383.13	701,821
Alyssa Harvey Dawson (9)			126,000	252,000	428,400
	1/3/2023	12/12/2022							8,663			2,511,317
	1/3/2023	12/12/2022							6,497			1,883,415
	1/3/2023	12/12/2022								4,004	289.89	630,692
Dharmesh Shah (8)	3/1/2023	2/23/2023				3,094	6,189	9,283				2,371,192
	3/1/2023	2/23/2023							4,642			1,778,489
	3/1/2023	2/23/2023								2,851	383.13	601,591

(1)
The “Approval Date” refers to the date on which the Compensation Committee approved the grants reported in the table.
(2)
The amounts reported in the "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" column, sub-column "Threshold," reflect the threshold payment level of short-term incentive compensation for each of the named executive officers under our Bonus Plan. The amounts reported in the "Maximum" sub-column reflect that for 2023, the program provided the potential to earn a maximum of 170% of the target short-term incentive bonus opportunity. The specific components of the Bonus Plan are described in the "Annual Cash Bonuses" section of the Compensation Discussion and Analysis in this Proxy Statement. Non-equity incentive plan awards actually paid by the company for services rendered in 2023 are reported in the "Non-Equity Incentive Plan Compensation" column of the "2023 Summary Compensation Table" above.
(3)
Represents the threshold, target, and maximum number of PSUs granted under our 2014 Stock Option and Incentive Plan, as amended. These PSU awards were earned at 100.3% of the target level of performance based upon achievement of Revenue CC growth over the one-year performance period ended December 31, 2023 and vest over three years, with ⅓ of the earned PSUs vesting upon certification of the performance conditions (which occurred in February 2024), and the remaining ⅔ of the earned PSUs vesting quarterly over the remaining two years, subject to the named executive officer’s continued employment through such vesting date. The performance conditions and other terms of the PSUs are described in the “Performance Stock Unit Awards” section of the Compensation Discussion and Analysis in this Proxy Statement.
(4)
Consists of RSUs granted under our 2014 Stock Option and Incentive Plan, as amended. Except as described below, each RSU award vests over four years from January 1, 2023 in 16 equal quarterly installments, subject to the named executive officer’s continued employment through such vesting date.
(5)
Consists of options to purchase shares of our common stock granted under our 2014 Stock Option and Incentive Plan, as amended. Except as described below, each stock option vests over four years from January 1, 2023 in 16 equal quarterly installments, subject to the named executive officer’s continued employment through such vesting date.
(6)
The exercise price is equal to the closing market price of our common stock on the NYSE on the date of grant.
(7)
The amounts reported represent the aggregate grant-date fair value of the RSU and PSU awards and stock options calculated in accordance with ASC Topic 718. The value of the PSU awards is based upon the probable outcome of the performance conditions, which is assumed to be the target level of achievement. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant-date fair value are set forth in the notes to our audited consolidated financial statements presented in the 2023 Form 10-K.
(8)
For fiscal year 2023, Ms. Rangan and Messrs. Halligan and Shah forwent any cash bonus payments under the Bonus Plan.
(9)
Ms. Harvey Dawson joined the company on November 14, 2022, and in connection with her hiring, she was granted a new hire equity award, comprised of 75% RSUs and 25% options, in each case vesting over four years, with 25% vesting on May 1, 2023 and the remaining 75% vesting in equal quarterly installments, subject to her continued employment through such vesting date, and a sign-on equity award, comprised of RSUs vesting over two years, with 25% vesting on May 1, 2023 and the remaining 75% vesting in equal quarterly installments thereafter.

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2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

			Option Awards (1)						Stock Awards (2)
Name	Grant Date	Vesting Start Date (3)	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (#) (4)
Yamini Rangan	1/8/2020	1/1/2020	9,321		651		173.00	1/8/2030	—		—
	1/8/2020	1/1/2020	—		—		—	—	784	(5)	455,143
	1/8/2020	1/1/2020	—		—		—	—	2,409		1,398,521
	2/1/2021	1/1/2021	3,456		1,572		381.74	2/1/2031	—		—
	2/1/2021	1/1/2021	—		—		—	—	1,959		1,137,278
	10/1/2021	9/1/2021	1,644		1,280		684.23	10/1/2031	—		—
	10/1/2021	9/1/2021	—		—		—	—	1,667		967,760
	2/1/2022	1/1/2022	6,063		7,796		490.47	2/1/2032	—		—
	2/1/2022	1/1/2022	—		—		—	—	10,077		5,850,102
	3/1/2023	1/1/2023	2,912		12,620		383.13	3/1/2033	—		—
	3/1/2023	1/1/2023	—		—		—	—	20,545		11,927,194
	3/1/2023	1/1/2023	—		—		—	—	33,714	(6)	19,572,326
Kate Bueker	7/2/2018	7/1/2018	6,192		—		128.10	7/2/2028	—		—
	2/1/2019	1/1/2019	9,347		—		159.70	2/1/2029	—		—
	2/3/2020	1/1/2020	9,576		639		182.91	2/3/2030	—		—
	2/3/2020	1/1/2020	—		—		—	—	750		435,405
	2/1/2021	1/1/2021	3,722		1,693		381.74	2/1/2031	—		—
	2/1/2021	1/1/2021	—		—		—	—	2,110		1,224,939
	2/1/2022	1/1/2022	1,879		2,418		490.47	2/1/2032	—		—
	2/1/2022	1/1/2022	—		—		—	—	3,125		1,814,188
	3/1/2023	1/1/2023	950		4,119		383.13	3/1/2033	—		—
	3/1/2023	1/1/2023	—		—		—	—	6,706		3,893,101
	3/1/2023	1/1/2023	—		—		—	—	11,004	(6)	6,388,262
Brian Halligan	2/10/2015	1/1/2015	28,333		—		34.76	2/10/2025	—		—
	1/29/2016	1/1/2016	17,769		—		40.59	1/29/2026	—		—
	2/1/2017	1/1/2017	34,656		—		52.80	2/1/2027	—		—
	3/1/2018	1/1/2018	16,289		—		112.15	3/1/2028	—		—
	2/1/2019	1/1/2019	14,877		—		159.70	2/1/2029	—		—
	2/3/2020	1/1/2020	12,802		854		182.91	2/3/2030	—		—
	2/3/2020	1/1/2020	—		—		—	—	1,003		582,282
	2/1/2021	1/1/2021	3,245		1,475		381.74	2/1/2031	—		—
	2/1/2021	1/1/2021	—		—		—	—	1,839		1,067,613
	2/1/2022	1/1/2022	1,645		2,115		490.47	2/1/2032	—		—
	2/1/2022	1/1/2022	—		—		—	—	2,734		1,587,196
	3/1/2023	1/1/2023	623		2,703		383.13	3/1/2033	—		—
	3/1/2023	1/1/2023	—		—		—	—	4,401		2,554,957
	3/1/2023	1/1/2023	—		—		—	—	7,221	(6)	4,192,079
Alyssa Harvey Dawson	1/3/2023	11/1/2022	1,430	(7)	2,574	(7)	289.89	1/3/2033	—		—
	1/3/2023	11/1/2022	—		—		—	—	4,177	(8)	2,424,916
	1/3/2023	11/1/2022	—		—		—	—	4,333	(9)	2,515,480
Dharmesh Shah	1/29/2014	1/1/2014	5,000		—		16.14	1/29/2024	—		—
	2/10/2015	1/1/2015	16,667		—		34.76	2/10/2025	—		—
	1/29/2016	1/1/2016	19,990		—		40.59	1/29/2026	—		—
	2/1/2017	1/1/2017	15,595		—		52.80	2/1/2027	—		—
	3/1/2018	1/1/2018	11,254		—		112.15	3/1/2028	—		—
	2/1/2019	1/1/2019	8,251		—		159.70	2/1/2029	—		—
	2/3/2020	1/1/2020	5,881		393		182.91	2/3/2030	—		—
	2/3/2020	1/1/2020	—		—		—	—	461		267,629
	2/1/2021	1/1/2021	2,566		1,167		381.74	2/1/2031	—		—
	2/1/2021	1/1/2021	—		—		—	—	1,454		844,105
	2/1/2022	1/1/2022	1,410		1,813		490.47	2/1/2032	—		—
	2/1/2022	1/1/2022	—		—		—	—	2,344		1,360,786
	3/1/2023	1/1/2023	534		2,317		383.13	3/1/2033	—		—
	3/1/2023	1/1/2023	—		—		—	—	3,772		2,189,797
	3/1/2023	1/1/2023	—		—		—	—	6,189	(6)	3,592,962

(1)
Unless otherwise indicated, these stock options vest over four years, with the earlier awards (granted prior to 2018) vesting in 48 equal monthly installments, and later awards (granted in 2018 and after) vesting in 16 equal quarterly installments, subject to the named executive officer’s continued employment through such vesting date.
(2)
Unless otherwise indicated, these RSUs vest over four years in 16 equal quarterly installments, subject to the named executive officer’s continued employment through such vesting date.
(3)
The vesting start date is fixed by the Compensation Committee when granting equity awards.
(4)
Represents the fair market value of the unvested shares of our common stock as of December 29, 2023, the last trading day of 2023, based upon the closing market price of our common stock on such date of $580.54 per share.

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(5)
This equity award vests over four years, with 25% vesting on the first anniversary of the vesting start date and the remaining 75% vesting in 12 equal quarterly installments thereafter, subject to the named executive officer’s continued employment through such vesting date.
(6)
These PSUs were earned based upon the achievement of a Revenue CC growth performance goal and ⅓ of the earned PSUs vested upon the certification of such achievement and the remaining ⅔ of the earned PSUs vest in equal quarterly installments over the remaining two years, subject to the named executive officer’s continued employment through such vesting date.
(7)
This stock option award vests over four years, with 25% vesting on May 1, 2023 and the remaining 75% vesting in equal quarterly installments thereafter.
(8)
This RSU award vests over four years, with 25% vesting on May 1, 2023 and the remaining 75% vesting in equal quarterly installments thereafter.
(9)
This RSU award vests over two years, with 25% vesting on May 1, 2023 and the remaining 75% vesting in equal quarterly installments thereafter.

2023 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($) (1)	(#)	($) (2)
Yamini Rangan	—	—	24,505	10,891,050
Kate Bueker	—	—	8,387	3,594,959
Brian Halligan	2,548	1,089,907	8,928	3,738,974
Alyssa Harvey Dawson	—	—	6,650	3,021,418
Dharmesh Shah	—	—	5,593	2,377,486

(1)
The value realized on exercise is based on the difference between the fair market value of a share of our common stock on the exercise date, less the per share exercise price of the related stock option, multiplied by the number of shares for which the options were exercised.
(2)
The value realized on vesting is based on the closing market price per share of our common stock on the vesting date, which ranged from $289.89 to $576.36 per share, multiplied by the number of shares that vested.

ADDITIONAL INFORMATION RELATING TO EXECUTIVE COMPENSATION PROGRAM

2023 Potential Payments upon Termination or Change in Control

All current outstanding equity awards granted to our named executive officers under our 2014 Stock Option and Incentive Plan, as amended, and our 2007 Equity Incentive Plan include a “double-trigger” vesting acceleration provision in the event of a change in control of the company, as well as a vesting acceleration provision in the event of the grantee’s death. Pursuant to the forms of stock option agreement, restricted stock agreement, and RSU agreement, in the case of a “sale event” (as defined in our 2014 Stock Option and Incentive Plan, as amended) or in the case of a “change of control” (as defined in our 2007 Equity Incentive Plan) of the company, in each case in which outstanding awards are assumed, substituted or otherwise continued by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control or 90 days prior to such event and (ii) such termination is by us without “cause” (as defined in the applicable award agreement) or by such holder for “good reason” (as defined in the applicable award agreement). Pursuant to the form of award agreement for PSU awards, in the event that a sale event occurs prior to the date that performance is certified for the PSUs, the number of PSUs that are earned will be determined at the time of the sale event (i) based on actual performance through the date of the sale event, if determinable, or (ii) if actual performance is not determinable, based on the target level of performance. If the earned PSUs are not continued or assumed by a successor entity, the earned PSUs will vest in full upon the sale event and, if the earned PSUs are continued or assumed by a successor entity, such earned PSUs will remain subject to the applicable time-based vesting but will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or 90 days prior to such event and (ii) such termination is by us without cause or by such holder for good reason. In addition, pursuant to the forms of stock option agreement, restricted stock agreement, RSU agreement and PSU agreement, any such awards that are subject solely to time-based vesting (including any earned PSUs) accelerate and vest in full upon a termination of employment due to death. There are no other payments or benefits provided to our named executive officers in the event of a termination of employment or change in control of the company.

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The following table shows the potential payments and benefits to be received by each of our named executive officers (i) in the event that his or her employment was terminated by us without cause or by the named executive officer for good reason within 12 months following, or 90 days prior to, a sale event or change of control of the company, and (ii) in the event of the named executive officer’s death. The amounts in the table below have been calculated based on the assumption that the sale event/change of control and employment termination or the death took place on December 31, 2023.

Named Executive Officer	Equity Acceleration Benefits Payable Upon Termination Without Cause/for Good Reason in connection with Change in Control ($) (1)
Yamini Rangan Termination without Cause/for Good Reason in connection with a Change in Control	45,079,646
Death	45,079,646
Kate Bueker Termination without Cause/for Good Reason in connection with a Change in Control	15,377,470
Death	15,377,470
Brian Halligan Termination without Cause/for Good Reason in connection with a Change in Control	11,341,030
Death	11,341,030
Alyssa Harvey Dawson Termination without Cause/for Good Reason in connection with a Change in Control	5,688,529
Death	5,688,529
Dharmesh Shah Termination without Cause/for Good Reason in connection with a Change in Control	9,264,243
Death	9,264,243

(1)
Consists of the vesting of outstanding equity awards that would accelerate pursuant to the “double-trigger” change in control provisions, as well as the acceleration upon death provisions, included in the applicable award agreements. Amounts in this column are calculated based on $580.54 per share, the closing market price of our common stock on December 29, 2023, the last trading day of 2023.

CEO Pay Ratio

Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs are broadly similar across the organization to encourage and reward all employees who contribute to our success. We strive to ensure the pay of each of our employees reflects the level of their job impact and responsibilities and is competitive within our peer group. We strive to maintain a diverse and engaged workforce.

Under Item 402(u) of Regulation S-K under the Exchange Act, we are required to disclose the annual total compensation paid to our median employee (excluding the Chief Executive Officer), the annual total compensation paid to our Chief Executive Officer, and the ratio of these two amounts for our most recently completed fiscal year.

For 2023, the annual total compensation of the employee identified as our median employee based on our population as of December 31, 2023 was $173,500, and the annual total compensation of our CEO was $25,881,704.

Based on this information, for 2023, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 149 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

We identified the median employee using our employee population on December 31, 2023, including full-time, part-time, seasonal and temporary employees, which consisted of 7,690 individuals (excluding the CEO), but excluded approximately 100 employees, who became our employees as a result of our acquisition of Clearbit in December 2023, as permitted under SEC rules, which provide an exemption for employees hired as a result of a business combination or acquisition for the fiscal year in which the transaction becomes effective.

To identify our median employee for 2023, we used the following methodology. We selected a compensation measure comprised of the following elements, which we believe reasonably reflects the annual compensation of our employees:

•
base salary, which we calculated as annual base salary, and annualizing the compensation for any employees hired during 2023;

2024 PROXY STATEMENT | HubSpot, Inc. 41

•
target bonus, which we calculated for eligible employees based upon a percentage of their base salary;
•
target commission, which we calculated for eligible employees based on defined on-target target earnings for their job and location; and
•
the grant date “fair value” of equity awarded to eligible employees in 2023, which we calculated pursuant to ASC Topic 718.

Using this approach, we identified the individual at the median of our employee population, and we calculated the median employee’s annual total compensation using Summary Compensation Table requirements. With respect to our CEO’s annual total compensation, we used the amount reported in the Summary Compensation Table in the Total column of this Proxy Statement.

Pay Versus Performance

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing information regarding the relationship between executive compensation and our financial performance for each of the last four completed fiscal years. In determining the “compensation actually paid” to our named executive officers (“NEOs”), we are required to make various adjustments to amounts that have been reported in the Summary Compensation Table in previous years, as the SEC-mandated calculation for compensation actually paid differs from that required for the Summary Compensation Table. The table below summarizes both the compensation values reported in our Summary Compensation Table, as well as the compensation actually paid, as calculated in accordance with 402(v) of Regulation S-K, for the 2020, 2021, 2022, and 2023 fiscal years. Note that for our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

										Value of Initial Fixed $ 100 Investment Based On:
Year	Summary Compensation Table Total for PEO - Yamini Rangan ($)	Compensation Actually Paid to PEO - Yamini Rangan ($)(1)		Summary Compensation Table Total for PEO - Brian Halligan ($)	Compensation Actually Paid to PEO - Brian Halligan ($)(1)		Average Summary Compensation Table Total for Non- PEO NEOs ($)	Average Compensation on Actually Paid to Non- PEO NEOs ($)(2)		Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(4)	Net Income (in thousands) ($)(5)	Constant Currency Revenue Growth (%) (6)	Annual Recurring Revenue (in thousands) ($)(6)
2023	25,881,704	49,560,889		N/A	N/A		6,272,830	12,304,618	(7)	366	221	(176,295)	25.2%	2,442,240
2022	11,765,439	(7,912,847)		N/A	N/A		2,520,841	(5,284,187)	(7)	182	133	(112,749)	39.1%	1,990,913
2021	7,318,462	22,913,424	(10)	2,996,527	16,490,831	(10)	3,116,941	12,026,911	(8)	416	207	(77,837)	44.6%	1,495,038
2020	N/A	N/A		3,900,134	17,889,468		4,995,822	15,011,941	(9)	250	150	85,031	30.5%	1,017,498

(1)
The amounts reported represent the “compensation actually paid” to our PEOs, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEOs in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our PEOs in the “Total” column of the Summary Compensation Table for each year to calculate compensation actually paid:

Year	Summary Compensation Table Total for PEO ($)	Summary Compensation Table Value of Equity Awards ($)(a)	Equity Award Adjustments($)(b)	Compensation Actually Paid to PEO ($)
2023 – Yamini Rangan	25,881,704	(25,881,703)	49,560,888	49,560,889
2022 – Yamini Rangan	11,765,439	(11,738,152)	(7,940,134)	(7,912,847)
2021 – Yamini Rangan	7,318,462	(6,669,726)	22,264,688	22,913,424
2021 – Brian Halligan	2,996,527	(2,994,888)	16,489,192	16,490,831
2020 – Brian Halligan	3,900,134	(3,898,891)	17,888,225	17,889,468

(a)
The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.
(b)
The equity award adjustments for each fiscal year include the following: (i) the addition of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the

2024 PROXY STATEMENT | HubSpot, Inc. 42

vesting date of such awards; and (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year, the subtraction of the fair value of such awards at the end of the prior fiscal year. The valuation assumptions used to calculate fair values varied from those disclosed at the time of grant. The fair value of RSUs and PSUs used to arrive at compensation actually paid is measured using the closing common stock price on the date of remeasurement. The fair value of stock option awards used to arrive at compensation actually paid is measured using a binomial lattice model, as this valuation methodology is expected to yield a more accurate value of in-the-money options. This contrasts to our use of the Black-Scholes option pricing model for stock options at the time of grant (i.e., at-the-money). The assumptions used in estimating the fair value of stock options awards are as follows:

Year	Volatility	Risk-free Rate	Early Exit Multiple	Dividend Yield
2023	45.9% - 53.2%	3.4% - 4.8%	2.0	0.0%
2022	44.4% - 52.6%	1.4% - 3.9%	2.0	0.0%
2021	42.1% - 46.8%	0.7% - 1.7%	2.0	0.0%
2020	42.1% - 43.3%	0.6% - 1.9%	2.0	0.0%
2019	42.7%	1.9%	2.0	0.0%

Assumptions for 2019 were utilized to determine the fair value of stock awards as of December 31, 2019, that were granted in prior years but remained unvested leading into 2020.

The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Total Equity Award Adjustments ($)
2023 – Yamini Rangan	35,975,385	6,936,595	2,960,040	3,688,868	—	49,560,888
2022 – Yamini Rangan	5,490,606	(10,369,549)	1,596,398	(4,657,589)	—	(7,940,134)
2021 – Yamini Rangan	8,012,630	9,652,349	1,202,902	3,396,807	—	22,264,688
2021 – Brian Halligan	4,555,670	7,633,629	898,486	3,401,407	—	16,489,192
2020 – Brian Halligan	7,808,791	7,074,756	901,011	2,103,667	—	17,888,225

(2)
The amounts reported represent the average “compensation actually paid” to the NEOs other than our PEOs as a group, computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the average of the amounts reported in the “Total” column of the Summary Compensation Table for the NEOs as a group (excluding our PEOs) for each year to determine the compensation actually paid, using the same methodology described above in footnote 1:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Summary Compensation Table Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	6,272,830	(5,941,920)	11,973,708	12,304,618
2022	2,520,841	(2,311,060)	(5,493,968)	(5,284,187)
2021	3,116,941	(2,624,682)	11,534,652	12,026,911
2020	4,995,822	(4,566,192)	14,582,311	15,011,941

2024 PROXY STATEMENT | HubSpot, Inc. 43

(a)
The amounts reported represent the average of the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year.
(b)
The equity award adjustments for each fiscal year include the amounts, methodology, and assumptions noted in footnote 1(b). The amounts deducted or added in calculating the equity award adjustments are as follows for the non-PEO NEOs:

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Total Equity Award Adjustments ($)
2023	7,917,232	1,739,396	1,370,130	946,950	—	11,973,708
2022	893,769	(2,932,292)	300,275	(2,444,657)	(1,311,063)	(5,493,968)
2021	3,992,368	4,684,468	787,675	2,070,141	—	11,534,652
2020	8,913,689	3,752,960	1,086,821	828,841	—	14,582,311

(3)
Total shareholder return (“TSR”) represents the cumulative total return of an investment of $100 in our common stock. The measurement period for calculating TSR begins on December 31, 2019 and ends on the last day of the applicable fiscal year and has been calculated consistently with the information presented in the stock performance graph in our Form 10-K. The Company did not pay any dividends in the period from December 31, 2019 to December 31, 2023.
(4)
Represents the weighted peer group TSR. The peer group used for this purpose is the Nasdaq Computer Index, a published industry index that is used in the stock performance graph included in the Form 10-K. The measurement period is consistent with that used for TSR described in the footnote above.
(5)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(6)
Constant currency revenue growth (“Revenue CC Growth”) is defined as the percentage increase in GAAP revenue growth year-over-year, adjusted for the impact of foreign exchange rates. It is calculated by converting current and comparative prior period revenue from currencies other than the U.S. Dollar into the U.S. Dollar at constant exchange rates rather than actual exchange rates in effect during the respective period. For example, 2023 Revenue CC Growth is calculated by applying 2022 exchange rates to 2023 GAAP revenue from currencies other than the U.S. Dollar, instead of using exchange rates in effect during 2023, and comparing that to 2022 GAAP revenue to determine year-over-year growth. While we consider numerous financial and non-financial performance measures for the purpose of evaluating and determining executive compensation, we consider Revenue CC Growth, which is the measure used to determine achievement of PSU awards, to be one of the most important performance measures used to link compensation actually paid to the PEO and other NEOs, excluding Ms. Harvey Dawson who joined the Company on November 14, 2022 and did not receive PSUs in 2023 for fiscal year 2023 to Company performance.
(7)
Annual Recurring Revenue (“ARR”) is defined as the annual value of our customer subscription contracts as of the specified point in time excluding any commissions owed to our partners. For each Hub, this is the sum of customer ARR for the Starter, Basic, Professional and Enterprise subscriptions, plus applicable contacts (marketing only), Seats, or Add-Ons (e.g., reporting or ads). For multi-product customers, their ARR would be distributed across based on the value of each SKU/Hub for which they pay. In 2022, we began including our payments revenue run rate, defined as, on an annualized basis, the trailing three months of payments revenue, into the annual value of our customer subscription contracts. ARR can differ from revenue due to several factors. ARR is converted into U.S. dollars at fixed rates that are held consistent over time and may vary from those used for revenue or deferred revenue. ARR would exclude any impact for bad debt and partner commissions (as noted above) and would also differ from revenue due to timing of revenue recognition. While we consider numerous financial and non-financial performance measures for the purpose of evaluating and determining executive compensation, we consider ARR, which is one of the measures used to determine annual cash incentive compensation for our PEO and other NEOs,

2024 PROXY STATEMENT | HubSpot, Inc. 44

to be one of the most important performance measure used to link compensation actually paid to Ms. Harvey Dawson for 2023.
(8)
Non-PEO NEOs for 2023 include Ms. Bueker, Mr. Halligan, Ms. Harvey Dawson, and Mr. Shah. They served as NEOs for the entirety of 2023.
(9)
Non-PEO NEOs for 2022 include Ms. Bueker, Mr. Halligan, Mr. Kelleher, Ms. Harvey Dawson, and Mr. Shah. Mr. Kelleher previously served as our General Counsel and Secretary and stepped down effective September 6, 2022. Ms. Harvey Dawson joined as Chief Legal Officer effective November 9, 2022. The remaining non-PEO NEOs served as NEOs for the entirety of 2022.
(10)
Non-PEO NEOs for 2021 include Ms. Bueker, Mr. Kelleher, and Mr. Shah. They served as NEOs for the entirety of 2021
(11)
Non-PEO NEOs for 2020 include Ms. Bueker, Mr. Kelleher, Mr. Shah, Ms. Rangan, and Mr. Sherman. Mr. Sherman served as our President and Chief Operating Officer until July 1, 2020. The remaining non-PEO NEOs served as NEOs for the entirety of 2021.
(12)
On September 7, 2021, Mr. Halligan transitioned from his role as Chairperson of the Board, CEO, and President and became Executive Chairperson of the Board, while Ms. Rangan transitioned from her prior role as Chief Customer Officer and succeeded Mr. Halligan as the Company’s CEO. Full year compensation for Mr. Halligan and Ms. Rangan are included within the PEO column for 2021.

Disclosure to Pay Versus Performance Table

Compensation for our NEOs is determined based on a variety of factors, as further discussed in the Compensation Discussion and Analysis section of this Proxy Statement. The tabular list of financial performance measures included and defined below is used by the Company to link executive compensation actually paid to company performance. We did not use any other metrics to directly link executive compensation actually paid to Company performance in 2023.

1)
Revenue CC Growth is defined as the percentage increase in GAAP revenue growth year-over-year, adjusted for the impact of foreign exchange rates.
2)
ARR is defined as the annual value of our customer subscription contracts as of the specified point in time, excluding any commissions owed to our partners.
3)
Non-GAAP Operating Income (Loss) is defined as operating income (loss), calculated in accordance with GAAP, excluding our stock-based compensation expense, the amortization of acquired intangibles, acquisition-related expenses, gains/losses on the termination of operating leases, loss on disposal of fixed assets, and restructuring charges.

The GAAP financial measures most directly comparable to Revenue CC Growth and Non-GAAP Operating Income (Loss) and a reconciliation of the differences between these non-GAAP measures and the comparable GAAP financial measures, are attached to this Proxy Statement as Appendix A.

2024 PROXY STATEMENT | HubSpot, Inc. 45

Relationship Between Compensation Actually Paid, Total Shareholder Return, and Peer Group Total Shareholder Return

The graph below shows the relationship between the PEO and Average Non-PEO NEO compensation actually paid, the Company’s cumulative TSR (assuming an initial fixed investment of $100 on December 31, 2019), and the Company’s Peer Group (Nasdaq Computer Index) cumulative TSR (assuming an initial fixed investment of $100 on December 31, 2019), for the fiscal years ended December 31, 2020, 2021, 2022, and 2023:

Compensation Actually Paid vs. TSR Compensation Actually Paid to PEO (Y. Rangan) Compensation Actually Paid to PEO (B. Halligan) Average Compensation Actually Paid to Non-PEO NEOs Total Shareholder Return Peer Group Total Shareholder Return Compensation Actually Paid($000) -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2020 2021 2022 $50 $100 $150 $200 $250 $300 $350 $400 $450 Value of Initial $100 Investment (TSR) N/A $150 $250 $17,889 $15,012 $207 $12,027 $16,491 $22,943 $416 -$7,913 -$5,287 $133 N/A $182

2024 PROXY STATEMENT | HubSpot, Inc. 46

Relationship Between Compensation Actually Paid and Net Income

The graph below shows the relationship between the PEO and Average Non-PEO NEO compensation actually paid and net income (loss) for the fiscal years ended December 31, 2020, 2021, 2022, and 2023:

Compensation Actually Paid vs Net Income
Compensation Actually paid to PEO (Y. Rangan)
Compensation Actually paid to PEO (B. Halligan)
Average Compensation Actually paid to Non-PEO NEOs
Net Income
2020
2021
2022
2023
Compensation Actually Paid ($000)
Net Income ($M)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
$10
-$25
-$60
-$95
-$130
-$165
-$200
-$85
-$78
-$113
-$176
$49,561
$22,913
$17,889
$15,012
$16,491
$12,027
$12,305
N/A
N/A
N/A
-$7,913
-$5,284

Compensation Actually Paid vs. Net Income Compensation Actually Paid to PEO (Y. Rangan) Compensation Actually Paid to PEO (B. Halligan) Average Compensation Actually Paid to Non-PEO NEOs Net Income Compensation Actually Paid($000) -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2020 2021 2022 -$150 -$130 -$110 -$90 -$70 -$50 -$30 -$10 $10 Net Income ($M) N/A $17,889 $15,012 -$85 $22,913 $16,491 $12,027 -$78 N/A -$113 -$5,287 -$7,913

2024 PROXY STATEMENT | HubSpot, Inc. 47

Relationship Between Compensation Actually Paid and Constant Currency Revenue Growth

The graph below reflects the relationship between the PEO and Average Non-PEO NEO compensation actually paid and constant currency revenue growth for the fiscal years ended December 31, 2020, 2021, 2022, and 2023.

Compensation Actually Paid vs CC Revenue Growth
Compensation Actually paid to PEO (Y. Rangan)
Compensation Actually paid to PEO (B. Halligan)
Average Compensation Actually paid to Non-PEO NEOs
CC Growth
2020
2021
2022
2023
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
Compensation Actually Paid ($000)
50%
40%
30%
20%
10%
0%
-10%
CC Revenue Growth (%)
31%
45%
39%
25%
N/A
$17,889
$15,012
$22,913
$16,491
$12,027
-$7,913
N/A
-$5,284
$49,561
N/A
$12,305

2024 PROXY STATEMENT | HubSpot, Inc. 48

Relationship Between Compensation Actually Paid and ARR

The graph below reflects the relationship between the PEO and Average Non-PEO NEO compensation actually paid and ARR for the fiscal years ended December 31, 2020, 2021, 2022, and 2023. Please note that we’ve also included a supplemental disclosure showing growth percentage of ARR within the chart below.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the year ended December 31, 2023.

Compensation Committee

Jay Simons (Chairperson)

Andrew Anagnost

Claire Hughes Johnson

2024 PROXY STATEMENT | HubSpot, Inc. 49

RELATED PERSON TRANSACTIONS

Certain Relationships and Transactions

Other than compensation arrangements for our directors and named executive officers, which are described elsewhere in the “Compensation of Non-Employee Directors” and “Executive Compensation” section of this Proxy Statement, below we describe transactions since January 1, 2023 to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•
any breach of their duty of loyalty to our company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

Further, we have entered into indemnification agreements with each of our directors and executive officers that are broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions included in our amended and restated certificate of incorporation, bylaws and in indemnification agreements that we entered into or may in the future enter into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or

2024 PROXY STATEMENT | HubSpot, Inc. 50

other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board of Directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Other Transactions with Our Executive Officers and Directors and Affiliated Entities

We have granted stock options and RSU awards to our executive officers and certain of our directors and PSU awards to certain of our executive officers. See the sections captioned “Compensation of Non-Employee Directors” and “Executive Compensation— 2023 Outstanding Equity Awards at Fiscal Year-End Table” for a description of these stock options and RSU awards.

Pursuant to the terms of a licensing agreement between the company and Dharmesh Shah, Mr. Shah received a royalty-free R&D license that would provide him with access to the ChatSpot code to modify and develop it for personal but not commercial projects and would provide the company with ownership rights to all modifications made to the ChatSpot code.

Pursuant to an investment of $28,000 made by Mr. Shah through a syndicate that made a larger pooled investment in a pre-seed round in APIHub, Inc. (d.b.a. Clearbit), Mr. Shah had a pecuniary interest amounting to less than 1% of Clearbit’s capital stock. On December 1, 2023, we acquired all outstanding shares of Clearbit, and Mr. Shah received approximately $240,000 from the proceeds of the acquisition.

Policies and Procedures for Related Person Transactions

The Audit Committee of our Board of Directors has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our Audit Committee charter provides that the Audit Committee shall review and approve or disapprove any related person transactions. We also adopted a formal policy governing the review and approval of related person transactions.

2024 PROXY STATEMENT | HubSpot, Inc. 51

PROPOSAL ONE – ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes of directors. One class is elected each year at the annual meeting of stockholders for a term of three years. Vacancies on the Board are filled by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall hold office for the remainder of the full term of that class, and until the director’s successor is duly elected and qualified or until his or her earlier resignation, death, or removal.

The term of the Class I directors is scheduled to expire at the upcoming Annual Meeting. The term of the Class II directors expires at the 2025 annual meeting of stockholders. The term of the Class III directors expires at the 2026 annual meeting of stockholders. Directors are elected to hold office for a three-year term or until the election and qualification of their successors in office.

Nominees for Class I Directors

Based on the recommendation of the Nominating, Governance, and Sustainability Committee of our Board, our Board has nominated Brian Halligan, Ron Gill, and Jill Ward for election as Class I directors to serve for a three-year term ending at the 2027 annual meeting or until their successors are elected and qualified. Each of the nominees is a current member of our Board and has consented to serve if elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the Board. The Board may fill such vacancy at a later date or reduce the size of the Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Directors Not Standing for Election

Our Class II directors and Class III directors are not standing for election at this year’s Annual Meeting. Our Class II directors, consisting of Lorrie M. Norrington, Andrew Anagnost, and Dharmesh Shah, will continue in office until the 2025 annual meeting of stockholders, or until his or her earlier resignation, death, or removal. Our Class III directors, consisting of Claire Hughes Johnson, Nick Caldwell, Jay Simons, and Yamini Rangan will continue in office until the 2026 annual meeting of stockholders, or until his or her earlier resignation, death, or removal.

Vote Required

Our bylaws provide for a majority voting standard in uncontested elections of directors (as is the case for this Annual Meeting). Under our majority voting standard for the election of directors, each nominee must receive a majority of votes cast to be elected, which means a director nominee will be elected to the Board only if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Abstentions and broker non-votes will have no effect on the nominee’s election. In the event the company receives proxies for disqualified or withdrawn nominees for the Board of Directors, such votes for such disqualified or withdrawn nominees in the proxies will be treated as abstentions. An incumbent director who is nominated for election and fails to receive a majority of the votes cast for such director’s reelection would be required to promptly deliver to the Board an irrevocable offer to resign from the Board. The Nominating, Governance, and Sustainability Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the recommendation of the Nominating, Governance, and Sustainability Committee and will publicly disclose its decision within 90 days from the date of the certification of the election results. A plurality voting standard will continue to apply to contested director elections. A contested election will generally include any situation in which the company receives a notice that a stockholder has nominated a person for election to the Board at a meeting of stockholders.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR CLASS I DIRECTOR LISTED ABOVE.

2024 PROXY STATEMENT | HubSpot, Inc. 52

PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2024, and we are asking you and other stockholders to ratify this appointment. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2016.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, the Board determined to submit to stockholders for ratification the appointment of PricewaterhouseCoopers LLP.

We expect that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

We have adopted a policy under which the Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed below. The Audit Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.

In addition, in the event time constraints require pre-approval prior to the Audit Committee’s next scheduled meeting, the Audit Committee has authorized its Chairperson to pre-approve services. Engagements so pre-approved are to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

Audit Fees, Audit-Related Fees, Tax Fees, and Other Fees

The following table sets forth the fees billed by PricewaterhouseCoopers LLP for audit, audit-related, tax and all other services rendered for 2023 and 2022 (in thousands):

Fee Category	2023	2022
Audit Fees (1)	$2,893	$2,684
Audit-Related Fees (2)	1	—
Tax Fees (3)	485	433
Other Fees (4)	251	3
Total Fees	$3,630	$3,120

(1)
Audit Fees consist of fees billed for professional services rendered for the integrated audit of our annual consolidated financial statements, reviews of our quarterly consolidated financial statements, and foreign statutory audits and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or requirements. Audit fees also include accounting consultations and research related to the integrated audit.
(2)
Audit-Related Fees in 2023 consist of fees billed for XBRL compliance. There were no Audit-Related fees in 2022.
(3)
Tax Fees consist of fees billed for tax compliance, consultation, and planning services.
(4)
Other Fees consist of fees billed for accounting research and disclosure software and fees for certain non-audit consulting services related to privacy maturity and workforce planning. All fees for professional services rendered by our independent registered public accounting firm were pre-approved pursuant to the Audit Committee’s pre-approval requirements described above.

2024 PROXY STATEMENT | HubSpot, Inc. 53

Vote Required

The ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting that are properly voted “FOR” or “AGAINST” this proposal. Abstentions will have no effect on the outcome of the vote. This proposal is considered to be a “routine” matter. Accordingly, if you beneficially own your shares and do not provide voting instructions, your broker, bank or other agent has discretionary authority to vote your shares on this proposal. In the event that a majority of the votes properly cast do not ratify this appointment of PricewaterhouseCoopers LLP, we will review our future appointment of PricewaterhouseCoopers LLP.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Report of the Audit Committee of the Board of Directors

The information contained in this Audit Committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this Audit Committee report shall be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that HubSpot specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the Audit Committee of the Board. None of the members of the Audit Committee is an officer or employee of HubSpot, and the Board has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable NYSE Market rules. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE. The Board has designated Mr. Gill as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed the company’s audited consolidated financial statements for 2023 and met with management, as well as with representatives of PricewaterhouseCoopers LLP, the company’s independent registered public accounting firm, to discuss the audited consolidated financial statements. The Audit Committee also discussed with members of PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee reviewed management’s report on its assessment of the effectiveness of the company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the company’s internal control over financial reporting. The Audit Committee meets with representatives of the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the company’s internal control, including internal control over financial reporting; and the overall quality of the company’s financial reporting.

In addition, the Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of PricewaterhouseCoopers LLP its independence.

2024 PROXY STATEMENT | HubSpot, Inc. 54

Based on these discussions, the financial statement review, and other matters it deemed relevant, the Audit Committee recommended to the Board that the company’s audited consolidated financial statements for 2023 be included in its Annual Report on Form 10-K for 2023.

Audit Committee

Ron Gill (Chairperson)

Nick Caldwell

Jill Ward

2024 PROXY STATEMENT | HubSpot, Inc. 55

PROPOSAL THREE – NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in our annual proxy statement in accordance with the compensation disclosure rules of the SEC.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation program is designed to reward our named executive officers for the achievement of short-term and long-term financial, operational, and strategic goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Stockholders are urged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, which discuss how our executive compensation policies and practices implement our compensation philosophy and contain tabular information and narrative discussion about the compensation of our named executive officers. Our Board of Directors and the Compensation Committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.

The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the company, our Board of Directors, or the Compensation Committee. Although non-binding, our Board of Directors and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Accordingly, we are asking our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of HubSpot, Inc. approve, on a non-binding, advisory basis, the compensation of the company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting that are properly voted “FOR” or “AGAINST” this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote. As noted above, the vote is advisory, which means that the vote is not binding on the company, our Board of Directors, or the Compensation Committee.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

2023 PROXY STATEMENT | HubSpot, Inc. 56

PROPOSAL FOUR – APPROVAL OF HUBSPOT, INC. 2024 STOCK OPTION AND INCENTIVE PLAN

General

The Board believes that equity awards play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors, and consultants of the Company and its affiliates, upon whose judgment, initiative, and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. The Board believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and our stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On April 9, 2024, our Board approved the HubSpot, Inc. 2024 Stock Option and Incentive Plan (the “2024 Plan”), subject to the approval of the 2024 Plan by our stockholders at the Annual Meeting. The 2024 Plan will replace our 2014 Stock Option and Incentive Plan, as amended (the “2014 Plan”), and is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors, and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. If the 2024 Plan is approved, no further grants will be made under the 2014 Plan after the date of the Annual Meeting. A copy of the 2024 Plan is attached as Appendix B to this Proxy Statement and is incorporated herein by reference.

As of April 1, 2024, there were stock options to acquire 427,256 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $214.45 and a weighted average remaining term of 5.0 years; 1,578,719 unvested full value awards subject to time-based vesting; and 49,789 unvested full value awards subject to performance-based vesting outstanding under our equity compensation plans. Other than the foregoing, no awards were outstanding under our equity compensation plans as of April 1, 2024. As of April 1, 2024, there were 8,191,576 shares of common stock available for awards under our equity compensation plans.

Summary of Material Features of the 2024 Plan

The material features of the 2024 Plan are:

•
The maximum number of shares of common stock reserved for issuance under the 2024 Plan is 3,950,000 shares less one share for every one share of common stock granted under the 2014 Plan after April 1, 2024, which is less than the 8,191,576 shares remaining available for issuance under the 2014 Plan and our 2007 Equity Incentive Plan (the “2007 Plan”) as of April 1, 2024;
•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights is permitted;
•
Shares tendered or held back upon the exercise of a stock option or settlement of a stock appreciation right to cover the exercise price or for tax withholding will not be added back to the reserved pool under the 2024 Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares of common stock repurchased on the open market will not be added back to the reserved pool under the 2024 Plan;
•
Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;
•
Any material amendment to the 2024 Plan is subject to approval by our stockholders; and
•
The term of the 2024 Plan will expire on June 11, 2034.

Based solely on the closing price of our common stock as reported by the NYSE on April 1, 2024 and the maximum number of shares that would have been available for awards as of such date under the 2024 Plan, the maximum aggregate market value of the common stock that could potentially be issued under the 2024 Plan is $2,515,557,500. The shares of common stock underlying any awards that are forfeited, canceled, or otherwise terminated, other than by exercise, under the 2024 Plan, the 2014 Plan, and the 2007 Plan will be added back to the shares of common stock available for issuance under the 2024 Plan. In addition, shares tendered or held back to cover tax withholding with respect to awards other than stock option or stock appreciation rights under the 2024 Plan or, after April 1, 2024, awards other than options or stock appreciation rights under the 2014 Plan and the 2007 Plan will be added to the shares available for awards under the 2024 Plan.

2023 PROXY STATEMENT | HubSpot, Inc. 57

Rationale for the 2024 Plan

The 2024 Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and the Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain, and motivate the talented and qualified employees necessary for our continued growth and success.

The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize stockholder value by granting the number of equity incentive awards that it believes are necessary and appropriate to attract, reward, and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees in certain eligible positions. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

Our Compensation Committee determined the size of the reserved pool under the 2024 Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees, and an assessment of the magnitude of shares available for awards that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by our stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate executives and employees for the next two to three years; however the share reserve may last longer or shorter depending on our hiring needs and fluctuations in our stock price, among other things.

Summary of Key Stock Plan Data

The following table sets forth information regarding historical awards granted and earned, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Share Element	2021	2022	2023
Stock Options Granted	63,342	72,648	81,822
Time-Based Full-Value Awards Granted	632,657	1,344,074	1,608,185
Performance-Based Full-Value Awards Granted	—	—	58,128
Total Awards Granted	695,999	1,416,722	1,748,135
Weighted average common shares outstanding during the fiscal year	46,891,000	48,065,000	49,877,000
Annual Burn Rate	1.48%	2.95%	3.50%
Three-Year Average Burn Rate		2.65%

Summary of the 2024 Plan

The following description of certain features of the 2024 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2024 Plan, which is attached hereto as Appendix B.

Administration. The 2024 Plan may be administered by our Board, our Compensation Committee or a similar committee comprised of at least two non-employee directors. We refer to the administrator of the 2024 Plan as the “Administrator.” The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Plan. The Administrator may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All officers, employees, non-employee directors, and consultants are eligible to participate in the 2024 Plan, subject to the discretion of the Administrator. As of April 1, 2024, approximately 6,013 individuals would have been eligible to participate in the 2024 Plan had it been effective on such date, which includes five executive officers, 6,000 employees who are not executive officers, seven non-employee directors and six consultants. There are certain limits on the number of awards that may be granted under the 2024 Plan. For example, no more than 3,950,000 shares of common stock may be granted in the form of incentive stock options.

Director Compensation Limit. The 2024 Plan provides that the value of all awards awarded under the 2024 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $1,000,000.

2023 PROXY STATEMENT | HubSpot, Inc. 58

Stock Options. The 2024 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2024 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiary corporations. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Administrator. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant, or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose is determined by reference to market quotations of the shares of common stock on the NYSE. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator determines at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2024 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check, or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature, which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the aggregate exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. Except in the case of stock appreciation rights (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant, or (iii) that are compliant with Section 409A of the Code, the exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards will not be paid unless and until such restricted stock awards vest).

Restricted Stock Units. The Administrator may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash, subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of such participant’s future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant shares of common stock that are free from any restrictions under the 2024 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock.

2023 PROXY STATEMENT | HubSpot, Inc. 59

Dividend equivalent rights may be granted as a component of an award of restricted stock units or as a freestanding award and will be paid only if the related award vests. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, shares of common stock, or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Administrator may grant cash bonuses under the 2024 Plan to participants. The cash bonuses may be subject to vesting conditions.

Change of Control Provisions. In the event of a “sale event,” as defined in the 2024 Plan, awards under the 2024 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, upon the effective time of the sale event, except as otherwise provided in the award agreement, all awards will become vested and exercisable or nonforfeitable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals will be deemed earned at the greater of the target level of performance or actual performance. In addition, we may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right will be canceled for no consideration). We also have the option to make or provide for a payment, in cash or in kind, to participants holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

To the extent awards are assumed, continued or substituted in connection with a sale event, except as otherwise provided in the award agreement, if, during the 12-month period following the sale event or the 90-day period preceding the sale event, a participant’s employment is terminated by the Company or its successor without “cause,” as defined in the 2024 Plan, or by the participant for “good reason,” as defined in the 2024 Plan, any then-outstanding awards will become immediately vested and exercisable or nonforfeitable (with performance-based awards deemed earned at the greater of the target level of performance or actual performance) upon the termination of a participant’s employment with the Company or its successor.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2024 Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2024 Plan, to certain limits in the 2024 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends, and similar events.

Tax Withholding. Participants in the 2024 Plan are responsible for the payment of any federal, state, or local taxes that the Company or an affiliate of the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Administrator may require that tax withholding obligations be satisfied by withholding shares of common stock to be issued pursuant to the exercise or vesting of an award. The Administrator may also require the Company’s or any affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or the applicable affiliate in an amount that would satisfy the withholding amount due.

Amendments and Termination. The Board may at any time amend or discontinue the 2024 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may materially and adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NYSE, any amendments that materially change the terms of the 2024 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The 2024 Plan was approved by our Board on April 9, 2024. Awards of incentive stock options may be granted under the 2024 Plan until April 9, 2034. No other awards may be granted under the 2024 Plan after the date that is ten years from the date of stockholder approval.

Plan Benefits

Because the grant of awards under the 2024 Plan is within the discretion of the Administrator, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2024 Plan.

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Tax Aspects Under the Code

The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2024 Plan. It does not describe all U.S. federal tax consequences under the 2024 Plan, nor does it describe state, local, or non-U.S. tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof and (ii) we will be entitled to deduct such amount. Special rules apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified stock option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the 2024 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests, or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the 2024 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

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Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, PSUs and RSUs		Weighted- average Exercise Price of Outstanding Options ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders (2)	2,429,810	(3)	212.69	10,909,657	(4)
Equity compensation plans not approved by stockholders	—		—	—
Total	2,429,810		212.69	10,909,657

(1)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options to purchase shares of our common stock. It does not reflect the shares of our common stock that will be issued upon the vesting of outstanding awards of RSUs or PSUs, which have no exercise price.
(2)
These plans consist of our 2007 Plan (terminated in October 2014), our 2014 Plan, and our Amended and Restated 2014 Employee Stock Purchase Plan.
(3)
This number includes 14,681 shares of our common stock subject to outstanding options granted under our 2007 Plan and 2,415,129 shares subject to outstanding awards granted under our 2014 Plan, of which 455,305 shares were subject to outstanding options and 1,959,824 shares were subject to outstanding RSU and PSU awards.
(4)
This number includes 8,285,023 shares of our common stock available for issuance under our 2014 Plan, and 2,624,634 shares reserved for issuance under our Amended and Restated 2014 Employee Stock Purchase Plan.

Vote Required

The approval of the 2024 Plan requires the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting that are properly voted “FOR” or “AGAINST” this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE HUBSPOT, INC. 2024 STOCK OPTION AND INCENTIVE PLAN.

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PROPOSAL FIVE – APPROVAL OF AN AMENDMENT TO OUR SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY IN CERTAIN CIRCUMSTANCES AS PERMITTED PURSUANT TO RECENT AMENDMENTS TO THE DELAWARE GENERAL CORPORATION LAW

Background

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Our Seventh Amended and Restated Certificate of Incorporation (the “Charter”) currently provides for the exculpation of directors as permitted by the DGCL, but it does not include a provision that allows for the exculpation of officers.

The Board believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving at corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the Board took into account the narrow class and type of claims from which such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of the company’s officers that would be impacted, and the benefits the Board believes would accrue to the company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

The Board balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the company and our stockholders to amend our Charter to add Article X to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our Charter as the “Exculpation Amendment” in this Proxy Statement.

Text of the Proposed Exculpation Amendment

The Exculpation Amendment would amend our Charter by adding a new article to reflect the Delaware law provisions regarding exculpation of officers as follows:

ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any action brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

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Any amendment, repeal or modification of this ARTICLE X by either (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

The proposed Certificate of Amendment to the Charter (the “Certificate of Amendment”) reflecting the foregoing Exculpation Amendment is attached as Appendix B to this Proxy Statement.

Reasons for the Proposed Exculpation Amendment

The Board believes that the Exculpation Amendment is necessary to continue to attract and retain experienced and qualified officers. The Board believes that in the absence of such protection, qualified officers might be deterred from serving as officers of the Company due to exposure to personal liability. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the company. Further, the Board believes that the Exculpation Amendment would not negatively impact shareholder rights, particularly taking into account the narrow class and type of claims for which officers’ liability would be exculpated.

Accordingly, on March 20, 2024, the Board determined that the proposed Exculpation Amendment is advisable and in the best interest of the company and our stockholders and authorized and approved the proposed Exculpation Amendment, subject to approval by stockholders at the Annual Meeting.

Timing and Effect of the Proposed Exculpation Amendment

If the proposed Exculpation Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of Article X, the remainder of our Charter will remain unchanged after effectiveness of the Certificate of Amendment. If the proposed Exculpation Amendment is not approved by our stockholders, our Charter will remain unchanged. In accordance with the DGCL, the Board may elect to abandon the proposed Exculpation Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Exculpation Amendment.

Vote Required

The affirmative vote of holders of a majority of the shares of our capital stock outstanding and entitled to vote as of the record date is required to approve the Exculpation Amendment. Abstentions and broker non-votes will have the same effect of a vote against the Exculpation Amendment.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY IN CERTAIN CIRCUMSTANCES AS PERMITTED PURSUANT TO RECENT AMENDMENTS TO THE DELAWARE GENERAL CORPORATION LAW.

2023 PROXY STATEMENT | HubSpot, Inc. 64

TRANSACTION OF OTHER BUSINESS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

ADDITIONAL INFORMATION

Procedures for Submitting Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting

Our bylaws provide that, for nominations of persons for election to our Board or other proposals to be considered at an annual meeting of stockholders, a stockholder must give written notice to our Secretary at 2 Canal Park, Cambridge, MA 02141, not later than the close of business 90 days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. However, the bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include (i) all information required by our bylaws, and (ii) all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, including the nominee’s written consent to be named in the proxy statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to proposals regarding other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the text, if any, of any resolutions or bylaw amendment proposed for adoption, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business or nomination, the class and number of shares of our capital stock and/or synthetic equity interest (as defined in the bylaws) which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or nomination, or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

No stockholder may solicit proxies in support of director nominees other than the company’s nominees unless the stockholder has complied with Rule 14a-19 promulgated under the Exchange Act, including the timely provision of notices to the company required thereunder. If any stockholder that provides notice subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act, including the timely provision of notices to the company required thereunder, and no other proposing person has provided notice in compliance with Rule 14a-19 under the Exchange Act that it intends to solicit proxies in support of the election of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act, then such proposed nominee will be disqualified.

A stockholder, or a group of up to 20 stockholders, that has owned continuously for at least three years shares of our common stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in our proxy materials two director nominees or a number of nominees constituting 20% of our Board, or if such amount is not a whole number, the closest whole number below 20%, provided that the stockholder(s) and nominee(s) satisfy the requirements in our bylaws. Notice of proxy access director nominees must be received no earlier than the close of business on December 26, 2024 and no later than the close of business on January 25, 2025.

The advance notice requirements under our bylaws for the 2025 annual meeting of stockholders are as follows: a stockholder’s notice shall be timely if delivered to our Secretary at the address set forth above not earlier than February 11, 2025 and not later than the close of business on March 13, 2025. However, if the date of our 2025 annual meeting of stockholders occurs more than 30 days before or 60 days after June 11, 2025, the anniversary of the Annual Meeting, a stockholder notice will be timely if it is received at the address set forth above by the later of the close of business on (1) the 90th day prior to such annual meeting or (2) the tenth day following the day on which public disclosure of the date of the meeting is made. In addition, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2025.

2023 PROXY STATEMENT | HubSpot, Inc. 65

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2025 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 26, 2024. Such proposals must be delivered to our Secretary, c/o HubSpot, Inc., 2 Canal Park, Cambridge, MA 02141.

The requirements for providing advance notice of business or nominations as summarized above are qualified in their entirety by our bylaws, Rule 14a-19 (as applicable) and, in the case of stockholder proposals submitted for inclusion in our proxy statement, Rule 14a-8, which we recommend that you read in order to comply with the applicable requirements. Failure to timely deliver the requisite notice or satisfy the requirements in our bylaws, Rule 14a-19 or Rule 14a-8, as applicable, may result in a proposal or nomination not being presented at our annual meeting of stockholders. You may contact our Secretary at our principal executive offices for a copy of our current bylaws, including the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates, or you may refer to the copy of our bylaws most recently filed with the SEC and available at www.sec.gov.

2023 PROXY STATEMENT | HubSpot, Inc. 66

Appendix A

Reconciliation of non-GAAP operating income

(in thousands, except footnotes)

	Six Months Ended June 30, 2023	Year Ended Ended December 31, 2023
GAAP operating loss	$(163,264)	$(208,056)
Stock-based compensation	211,038	432,271
Amortization of acquired intangible assets	1,696	5,311
Acquisition/disposition related expense (income)	—	3,906
Restructuring charges	92,450	96,843
Non-GAAP operating income	$141,920	$330,275

Reconciliation of constant currency revenue growth

GAAP revenue for year ended December 31, 2022	$1,730,969
GAAP revenue for year ended December 31, 2023	2,170,230
Impact of FX on revenue for year ended December 31, 2023 using 2022 exchange rates	(2,936)
Constant currency revenue for the year ended December 31, 2023	2,167,294
Constant currency revenue growth	25.2%

2023 PROXY STATEMENT | HubSpot, Inc. A-1

Appendix B

HUBSPOT, INC.
2024 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.
GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the HubSpot, Inc. 2024 Stock Option and Incentive Plan (as amended from time to time, the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of HubSpot, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, includes Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment upon the attainment of specified performance goals.

“Cause” means (i) a grantee’s dishonest statements or acts with respect to the Company or any Affiliate, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) a grantee’s commission of (A) a felony (or crime of similar magnitude under non-U.S. laws, as determined by the Administrator) or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) a grantee’s failure to perform the grantee’s assigned duties and responsibilities to the reasonable satisfaction of the Company or an Affiliate, which failure continues, in the reasonable judgment of the Company or an Affiliate, after written notice given to the grantee by the Company or an Affiliate; (iv) a grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate (including, but not limited to, any violation of the Company’s or any Affiliate’s code of conduct, insider trading, willful accounting improprieties or failure to cooperate with investigations); or (v) a grantee’s material violation of any provision of any agreement(s) between the grantee and the Company or any Affiliate relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

2023 PROXY STATEMENT | HubSpot, Inc. B-1

Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Good Reason” means (i) a material diminution in a grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or an Affiliate or (ii) a change by the Company of more than 50 miles in the geographic location at which a grantee provides services to the Company or an Affiliate, so long as the grantee provides notice to the Company or the Affiliate within 90 days following the initial occurrence of any such event and the Company or the Affiliate fails to cure such event within 30 days of such notice (the “Cure Period”) and the grantee terminates the grantee’s Service Relationship within 60 days after the end of the Cure Period.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock.

“Prior Plans” means the HubSpot, Inc. 2014 Stock Option and Incentive Plan, as amended from time to time, and the HubSpot, Inc. 2007 Equity Incentive Plan.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares.

“Restricted Stock Units” means an Award of stock units.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

2023 PROXY STATEMENT | HubSpot, Inc. B-2

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an officer, employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant or vice versa).

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right is exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Substitute Awards” means Awards granted or Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, in each case by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

“Ten Percent Owner” means an employee of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.
ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)
Administration of Plan. The Plan shall be administered by the Administrator.
(b)
Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)
to select the individuals to whom Awards may from time to time be granted;
(ii)
to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)
to determine the number of shares of Stock or, in the case of a Cash-Based Award, the amount of cash, to be covered by any Award;
(iv)
to determine and, subject to Section 16, modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)
to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)
subject to the provisions of Section 5(c) or Section 6(d), as applicable, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised;

2023 PROXY STATEMENT | HubSpot, Inc. B-3

(vii)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it deems advisable;
(viii)
to interpret the terms and provisions of the Plan and any Award (including related written instruments);
(ix)
to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and
(x)
to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)
Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)
Award Certificate. Other than with respect to Cash-Based Awards, Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)
Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage that may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)
Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable non-U.S. laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.
SECTION 3.
STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)
Stock Issuable. Subject to adjustment as provided in this Section 3, the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,950,000 shares less one share for every one share of Stock subject to an award granted under the Prior Plans after April 1, 2024. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Prior Plans that are forfeited, canceled, cash-settled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. Shares of Stock tendered or held back to cover tax withholding

2023 PROXY STATEMENT | HubSpot, Inc. B-4

with respect to an Award other than an Option or Stock Appreciation Right or, after April 1, 2024, an award other than an option or stock appreciation right under the Prior Plans shall be added to the shares available for Awards under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Option or Stock Appreciation Right to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 3,950,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock, treasury Stock or shares of Stock reacquired by the Company. Upon effectiveness of the Plan, no new awards shall be granted under the Prior Plans.
(b)
Substitute Awards. Substitute Awards shall not reduce the shares of Stock authorized for grant under the Plan, nor shall shares subject to a Substitute Award be added to the shares of Stock available for Awards under the Plan as provided in Section 3(a) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares authorized for grant under the Plan (and shares subject to such Awards shall not be added to the shares available for Awards under the Plan as provided in Section 3(a) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors prior to such acquisition or combination.
(c)
Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(d)
Mergers and Other Transactions.
(i)
In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.
(ii)
To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event (with performance-based Awards being

2023 PROXY STATEMENT | HubSpot, Inc. B-5

deemed earned at the greater of the target level of performance or actual performance). In the event of a termination of outstanding Awards granted under the Plan upon a Sale Event, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be canceled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
(iii)
To the extent the parties to a Sale Event provide for the assumption, continuation or substitution of Awards, except as may be otherwise provided in the relevant Award Certificate, each such assumed, continued or substituted Award shall become immediately vested and exercisable or nonforfeitable (with performance-based Awards being deemed earned at the greater of the target level of performance or actual performance) upon the termination of a grantee’s Service Relationship if such termination occurs (a) within 12 months after such Sale Event or 90 days prior to such Sale Event, and (b) such termination is by the Company or any Subsidiary or successor entity without Cause or by the grantee for Good Reason. For the avoidance of doubt, upon the termination of a grantee’s Service Relationship without Cause or for Good Reason prior to the consummation of a Sale Event (1) all then unvested shares of Stock underlying Awards held by the grantee as of the date of termination will remain outstanding for a period of 90 days thereafter and remain eligible to become vested upon the consummation of such Sale Event during such period and (2) on the 90th day following such termination of employment without Cause or for Good Reason (to the extent such shares of Stock do not become vested in accordance with the terms set forth in this Section 3(d) prior to such date), all then-unvested shares of Stock underlying Awards held by such grantee will automatically and without further action be canceled and forfeited.
(e)
Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for services as a Non-Employee Director shall not exceed $1,000,000. For the purpose of these limitations, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
SECTION 4.
ELIGIBILITY

Grantees under the Plan will be such officers, employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to officers, employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.
STOCK OPTIONS
(a)
Award of Stock Options. The Administrator may grant Stock Options under the Plan, subject to such restrictions and conditions as the Administrator may determine. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator deems desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the grantee’s election, subject to such terms and conditions as the Administrator may establish.
(b)
Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of

2023 PROXY STATEMENT | HubSpot, Inc. B-6

grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise compliant with Section 409A.
(c)
Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant. Notwithstanding the foregoing, to the extent permitted by Section 409A of the Code, in the event that on the last business day of the term of a Stock Option other than an Incentive Stock Option (x) the exercise of the Stock Option is prohibited by applicable law or (y) Stock may not be purchased or sold by the holder of such Stock Option due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Stock Option shall be extended to the date that is 30 days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the exercise price of such Stock Option at the date the initial term would otherwise expire is equal to or in excess of the Fair Market Value of a share of Stock on such date.
(d)
Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as determined by the Administrator at or after the grant date. A grantee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)
Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
(i)
In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)
Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are owned by the grantee and not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)
By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the grantee chooses to pay the purchase price as so provided, the grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company prescribes as a condition of such payment procedure; or
(iv)
With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the grantee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the grantee (or a purchaser acting in the grantee’s stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the grantee). In the event a grantee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the grantee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)
Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its

2023 PROXY STATEMENT | HubSpot, Inc. B-7

parent and subsidiary corporations become exercisable for the first time by a grantee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6.
STOCK APPRECIATION RIGHTS
(a)
Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan, subject to such restrictions and conditions as the Administrator may determine. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives..
(b)
Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Appreciation Right is otherwise compliant with Section 409A.
(c)
Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option.
(d)
Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on or after the date of grant by the Administrator, and such terms and conditions may differ among individual Awards and grantees. The term of a Stock Appreciation Right may not exceed ten years. Notwithstanding the foregoing, to the extent permitted by Section 409A of the Code, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) shares may not be purchased or sold by the holder of such Stock Appreciation Right due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Stock Appreciation Right shall be extended to the date that is 30 days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the exercise price of such Stock Appreciation Right at the date the initial term would otherwise expire is equal to or in excess of the Fair Market Value of a share of Stock on such date.
SECTION 7.
RESTRICTED STOCK AWARDS
(a)
Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan, subject to such restrictions and conditions as the Administrator may determine. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)
Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and only to the extent the Restricted Stock Award vests. Unless the Administrator otherwise determines, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator prescribes.
(c)
Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Affiliates terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following

2023 PROXY STATEMENT | HubSpot, Inc. B-8

such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)
Vesting of Restricted Shares. The Administrator shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.
RESTRICTED STOCK UNITS
(a)
Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan, subject to such restrictions and conditions as the Administrator may determine. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. Restricted Stock Units may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate). Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)
Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)
Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the grantee’s Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.
SECTION 9.
UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.
CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment

2023 PROXY STATEMENT | HubSpot, Inc. B-9

amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.
DIVIDEND EQUIVALENT RIGHTS
(a)
Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. Notwithstanding anything to the contrary, no Dividend Equivalent Rights shall be granted with respect to any Stock Options or Stock Appreciation Rights.
(b)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 12.
Transferability of Awards
(a)
Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, such grantee’s Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)
Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee may transfer the grantee’s Awards (other than Incentive Stock Options) to the grantee’s immediate family members, to trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)
Family Member. For purposes of Section 12(b), “family member” means a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)
Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 13.
TAX WITHHOLDING
(a)
Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.

2023 PROXY STATEMENT | HubSpot, Inc. B-10

The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)
Payment in Stock. The Administrator may require the Company or any Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company or any Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION 14.
Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. If any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred with respect to Awards under the Plan, including under Section 409A.

SECTION 15.
TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)
Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated the grantee’s Service Relationship for purposes of the Plan.
(b)
For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)
a transfer of employment from the Company to an Affiliate or vice versa, or from one Affiliate to another; or
(ii)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16.
AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards or take any other action with respect to a Stock Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Stock is listed. To the extent determined by the Administrator to be required under the rules of any securities exchange or market system

2023 PROXY STATEMENT | HubSpot, Inc. B-11

on which the Stock is listed, or by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 17.
STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator otherwise expressly determines in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.
GENERAL PROVISIONS
(a)
No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)
Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company has mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company has given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations or requirements. The Administrator has the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)
No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(d)
Stockholder Rights. Except as otherwise provided in this Plan or an Award Certificate, until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(e)
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(f)
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

2023 PROXY STATEMENT | HubSpot, Inc. B-12

(g)
Clawback Policy. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Administrator and as in effect from time to time, including the Company’s Compensation Recovery Policy (as such policy may be amended and/or restated from time to time); and (ii) applicable law. Further, to the extent that the grantee receives any amount in excess of the amount that the grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the grantee shall be required to repay any such excess amount to the Company.
SECTION 19.
EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules. No Awards may be granted hereunder after the tenth anniversary of the Effective Date and no Incentive Stock Options may be granted hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20.
GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: April 9, 2024

DATE APPROVED BY STOCKHOLDERS:

2023 PROXY STATEMENT | HubSpot, Inc. B-13

Appendix C

CERTIFICATE OF AMENDMENT

TO THE

SEVENTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HUBSPOT, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

HubSpot, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.
The Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 7, 2007. The Seventh Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware was executed as of October 15, 2014 (the “Charter”). Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Charter.
2.
This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.
The Charter is hereby amended by adding a new Article X to read in its entirety as follows:

“ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

4.
All other provisions of the Charter shall remain in full force and effect.

IN WITNESS WHEREOF, this Certificate of Amendment to the Seventh Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ___ day of ______, 2024.

HubSpot, Inc.

By:
Name:
Title:

2023 PROXY STATEMENT | HubSpot, Inc. C-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V43770-P06143 For Against Abstain For Against Abstain HUBSPOT, INC. 2 CANAL PARK CAMBRIDGE, MA 02141 HUBSPOT, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 1. Elect three Class I directors to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. 1a. Brian Halligan 1b. Ron Gill 1c. Jill Ward 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; 4. Approve the HubSpot, Inc. 2024 Stock Option and Incentive Plan; and 3. Non-binding advisory vote to approve the compensation of the Company's named executive officers; 5. Approve an amendment to the HubSpot, Inc. Seventh Amended and Restated Certificate of Incorporation to limit the liability of certain officers in certain circumstances as permitted pursuant to recent amendments to Delaware law. Nominees: NOTE: To transact such other business that properly comes before the Annual Meeting (including adjournments or postponements thereof). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HUBS2024 You may attend the meeting via live audio webcast on the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. Eastern Time the day before the meeting date. SCAN TO VIEW MATERIALS & VOTE

V43771-P06143 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Continued and to be signed on reverse side HUBSPOT, INC. Annual Meeting of Stockholders June 11, 2024 9:00 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Yamini Rangan, Kate Bueker, and Alyssa Harvey Dawson, or any of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HUBSPOT, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on June 11, 2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

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